                            AIM EASTERN EUROPE FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                    July 1, 1999

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposal pursuant to which AIM Eastern Europe Fund ("Eastern Europe Fund") would convert from a closed-end investment company to an open-end investment company by reorganizing into AIM Developing Markets Fund ("Developing Markets Fund"), a series of AIM Investment Funds (the "Trust"), an open-end investment company (the "Reorganization"). If the proposal is approved and implemented, each shareholder of Eastern Europe Fund automatically would become a holder of Class A shares of Developing Markets Fund, and Eastern Europe Fund would thereafter be liquidated.

     After careful consideration, the Board of Trustees of Eastern Europe Fund (the "Board") has unanimously approved the proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal. As with many closed-end investment companies, Eastern Europe Fund shares have historically traded on the New York Stock Exchange at a discount to (i.e., below) the net asset value of those shares. The Board believes that the Reorganization would provide Eastern Europe Fund shareholders with the benefits of the open-end investment company form of organization, while also providing shareholders with the economies of scale and other benefits of a combination with a larger existing fund having similar investment objectives but broader investment policies.

     Eastern Europe Fund's investment objective is long-term capital appreciation. Developing Markets Fund has a primary investment objective of long-term growth of capital and a secondary objective of income, to the extent consistent with seeking growth of capital. To achieve its investment objectives, Developing Markets Fund invests substantially all of its assets in the securities of issuers located in developing markets. In contrast, Eastern Europe Fund invests primarily in securities of issuers located in Eastern Europe. As a result, Developing Markets Fund possesses greater investment flexibility than Eastern Europe Fund, because it can and does invest in other regions, including Latin America, Asia and Africa. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses, and performance histories of the Funds in more detail.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                          Sincerely,
                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          Chairman and President

                            AIM EASTERN EUROPE FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 25, 1999

TO THE SHAREHOLDERS OF AIM Eastern Europe Fund:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Meeting") of AIM Eastern Europe Fund ("Eastern Europe Fund") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 25, 1999, at 3:00 p.m., Central time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Eastern Europe Fund into AIM Developing Markets Fund ("Developing Markets Fund"), a series of AIM Investment Funds ("Trust") ("Reorganization"). Pursuant to the Plan, Eastern Europe Fund will transfer all of its assets to Developing Markets Fund, which will assume all the liabilities of Eastern Europe Fund, and the Trust will issue to each Eastern Europe Fund shareholder a number of full and fractional Class A shares of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in Eastern Europe Fund;

     2. To elect a Trustee of Eastern Europe Fund;

     3. To ratify the selection of PricewaterhouseCoopers LLP as Eastern Europe Fund's independent public accountants; and

     4. To transact such other business that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on June 21, 1999, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Eastern Europe Fund. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Eastern Europe Fund or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,
                                          /s/ SAMUEL D. SIRKO
                                          Samuel D. Sirko
                                          Secretary

July 1, 1999
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

                            AIM EASTERN EUROPE FUND
                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                           TOLL FREE: (800) 347-4246

                          AIM DEVELOPING MARKETS FUND
                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)
                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                           TOLL FREE: (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: July 1, 1999

     This document is being furnished in connection with the Annual Meeting of Shareholders of AIM Eastern Europe Fund ("Eastern Europe Fund"), a Massachusetts business trust, to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on August 25, 1999 at 3:00 p.m., Central time (such meeting and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Eastern Europe Fund are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization ("Reorganization") of Eastern Europe Fund into AIM Developing Markets Fund ("Developing Markets Fund"), a series of AIM Investment Funds, a Delaware business trust ("Trust"). A form of the Plan is attached as Appendix A to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). THE BOARD OF TRUSTEES OF EASTERN EUROPE FUND ("BOARD") HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTEREST OF EASTERN EUROPE FUND.

     Pursuant to the Plan, Eastern Europe Fund will transfer all of its assets to Developing Markets Fund, which will assume all the liabilities of Eastern Europe Fund, and the Trust will issue a number of full and fractional Class A shares of beneficial interest in Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the outstanding shares of beneficial interest in Eastern Europe Fund. The value of each Eastern Europe Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be same as the net asset value of such shareholder's shares of Eastern Europe Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed on Developing Markets Fund Class A shares issued in connection with the Reorganization. Such shares will be subject to a 2% fee payable to Developing Markets Fund if they are presented for redemption within the first year following the Reorganization.

     Developing Markets Fund is a non-diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series. Developing Markets Fund's primary investment objective is long-term growth of capital; its secondary investment objective is income, to the extent consistent with seeking growth of capital. Developing Markets Fund seeks to achieve its investment objectives by investing primarily in equity securities of developing market issuers. Developing Markets Fund may also invest up to 50% of its total assets in various types of developing market debt securities.

     This Proxy Statement/Prospectus sets forth the information that a shareholder of Eastern Europe Fund should know before voting on the Plan. It should be read and retained for future reference.

     A copy of the current Prospectus of Developing Markets Fund, dated March 1, 1999, is attached as Appendix B to this Proxy Statement/Prospectus. In addition, the management's discussion of the performance of Developing Markets Fund, which is included in the Annual Report to Shareholders of Developing Markets Fund for the fiscal year ended October 31, 1998, is attached as Appendix C to this Proxy Statement/Prospectus. The current Annual Report to Shareholders of Eastern Europe Fund for the fiscal year ended October 31, 1998 is on file with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. In addition, the current Statement of Additional Information of Developing Markets Fund, dated March 1, 1999, and the Annual Report to Shareholders of Developing Markets Fund for the fiscal year ended October 31, 1998 (part of which is attached as Appendix C), are on file with the SEC and are incorporated by reference into this Proxy

Statement/Prospectus. Such documents are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling
(800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the documents described above and other information about Eastern Europe Fund and the Trust. Additional information about Developing Markets Fund may also be obtained on the web at http://www.aimfunds.com.

     AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

[AIM LOGO APPEARS HERE]

                            THE AIM FAMILY OF FUNDS

                               TABLE OF CONTENTS

SECTION TITLE                                                 PAGE
-------------                                                 ----
INTRODUCTION................................................    1
PROPOSAL NO. 1: REORGANIZATION OF EASTERN EUROPE FUND INTO
  DEVELOPING MARKETS FUND...................................    3
REASONS FOR THE REORGANIZATION..............................    3
  Board Considerations......................................    3
SYNOPSIS....................................................    5
  The Reorganization........................................    5
  Comparison of the Funds...................................    5
COMPARISON OF PRINCIPAL RISK FACTORS........................   11
  Primary Differences in Risks of the Funds.................   11
  Risks Common to Both Funds................................   11
     Investing in Securities Generally......................   11
     Investing in Foreign Securities and Developing
      Markets...............................................   12
     Lower Quality Debt.....................................   12
     Sovereign Debt.........................................   12
     Illiquid Securities....................................   12
     Non-Diversified Classification.........................   13
     Year 2000..............................................   13
FINANCIAL HIGHLIGHTS........................................   13
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION.............   16
  Terms of the Reorganization...............................   16
  Description of Securities to be Issued....................   16
  Dividends and Other Distributions.........................   17
  Potential Net Redemption..................................   17
  Accounting Treatment......................................   18
  Federal Income Tax Considerations.........................   18
ORGANIZATION OF THE FUNDS...................................   19
NAV, MARKET PRICE, AND DISCOUNT OF EASTERN EUROPE FUND
  SHARES....................................................   19
CAPITALIZATION..............................................   20
PROPOSAL NO. 2: ELECTION OF A TRUSTEE.......................   20
PROPOSAL NO. 3: RATIFICATION OF THE SELECTION OF INDEPENDENT
  PUBLIC ACCOUNTANTS........................................   23

SECTION TITLE                                                 PAGE
-------------                                                 ----
LEGAL MATTERS...............................................   23
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION AND NYSE.......................................   24
INFORMATION ABOUT THE FUNDS' ADVISOR AND SUB-ADVISOR, AND
  DEVELOPING MARKETS FUND'S DISTRIBUTOR.....................   24
ADDITIONAL INFORMATION ABOUT EASTERN EUROPE FUND AND
  DEVELOPING MARKETS FUND...................................   25
EXPERTS.....................................................   25
SHAREHOLDER PROPOSALS.......................................   25
OWNERSHIP OF EASTERN EUROPE FUND AND DEVELOPING MARKETS FUND
  SHARES....................................................   26
APPENDIX A: Agreement and Plan of Reorganization and
  Termination...............................................  A-1
APPENDIX B: Prospectus of AIM Developing Markets Fund.......  B-1
APPENDIX C: Management's Discussion of Fund Performance.....  C-1

The AIM Family of Funds, the AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, A I M Funds and Design and AIM Investor are service marks, of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Eastern Europe Fund in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR all the proposals described in this Proxy Statement/Prospectus and in accordance with management's recommendation on other matters. The presence in person or by proxy of Eastern Europe Fund shareholders entitled to cast 50% of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any proposal described in this Proxy Statement/ Prospectus are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment. In addition, if you sign, date, and return the proxy card, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting.

     The proposal to approve the Plan requires the affirmative vote of a "majority of the outstanding voting securities" of Eastern Europe Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Eastern Europe Fund or (2) 67% or more of the shares of Eastern Europe Fund present at the meeting if more than 50% of the outstanding shares of Eastern Europe Fund are represented at the Meeting in person or by proxy. A plurality of all the votes cast at the Meeting is required for the election of the Trustee. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for Eastern Europe Fund requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

     Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast at the Meeting. Accordingly, abstentions and broker non-votes are effectively a vote against a proposal where the required vote is a percentage of the shares present at the Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Eastern Europe Fund (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a registered shareholder present at the Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on June 21, 1999 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were approximately 5,864,783 shares of Eastern Europe Fund outstanding. Each share is entitled to one vote for each full share held and a fractional vote for a fractional share held. Except as set forth under the caption "Ownership of Eastern Europe Fund and Developing Markets Fund Shares," AIM does not know of any person who owned beneficially 5% or more of the shares of Eastern Europe Fund or Developing Markets Fund on the Record Date.

     Eastern Europe Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Eastern Europe Fund expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone, facsimile, telegraph, or personal interview. Eastern Europe Fund officers and employees of A I M Advisors, Inc. ("AIM") who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. Each Fund will bear its own expenses incurred in connection with the Reorganization (including any shareholder solicitation costs), which are expected to be approximately $70,000 for Eastern Europe Fund and $15,000 for Developing Markets Fund. However, because Eastern Europe Fund and Developing Markets Fund currently operate at their respective expense limits, their portion of the Reorganization expenses will effectively be borne by AIM through reimbursement of expenses and waivers. Eastern Europe Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. Eastern Europe Fund may reimburse such brokers/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

     Eastern Europe Fund intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about July 6, 1999.

                                PROPOSAL NO. 1:
                        REORGANIZATION OF EASTERN EUROPE
                       FUND INTO DEVELOPING MARKETS FUND

                         REASONS FOR THE REORGANIZATION

BOARD CONSIDERATIONS

     The Board, including a majority of trustees who are not "interested persons" of Eastern Europe Fund, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), has determined that the Reorganization is in the best interests of Eastern Europe Fund and that the interests of Eastern Europe Fund's shareholders will not be diluted as a result of the Reorganization.

     At a Board meeting held on May 13, 1999, AIM proposed that the Board approve the reorganization of Eastern Europe Fund into Developing Markets Fund (each a "Fund"). The Board received from AIM written materials that described the structure and expected tax consequences of the Reorganization and contained information concerning both Funds, including comparative total return information, a comparison of their investment objectives, policies, and risks, comparative and pro forma expense information, and biographical information on the portfolio managers of Developing Markets Fund. The Board then made extensive inquiry into a number of factors with respect to the Reorganization, including:
(1) the compatibility of the Funds' investment objectives, policies, and restrictions; (2) the Funds' respective investment performance; (3) the effect of the Reorganization on the expense ratio of Developing Markets Fund Class A shares and that expense ratio relative to Eastern Europe Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) possible alternatives to the Reorganization, including continuing to operate Eastern Europe Fund as a closed-end fund, converting it to an open-end investment company without reorganizing it into any pre-existing fund, or liquidating it; and (7) the potential benefits of the Reorganization to other persons, especially AIM and its affiliates.

     As compared to the available alternatives, the Board determined that converting Eastern Europe Fund to open-end format by reorganizing it into Developing Markets Fund was the most advantageous to Eastern Europe Fund. As with most closed-end funds, shares of Eastern Europe Fund have historically traded at a discount to net asset value ("NAV"). This discount has persisted despite conversion of Eastern Europe Fund to "interval fund" status and the occurrence of repurchase offers at NAV in each of the past four years. While the Board noted that the closed-end structure offers benefits in terms of portfolio management, such as the ability to invest without limitation in illiquid securities and to manage the portfolio without concern to inflows and outflows of fund assets, continuing to operate Eastern Europe Fund as a closed-end fund would not address the persistent discount to NAV at which Fund shares have historically traded. Converting Eastern Europe Fund to open-end format would eliminate the discount by enabling shareholders to redeem shares at NAV, rather than selling them in the secondary market. On balance, the Board concluded that the benefits of the closed-end structure were outweighed by the advantages of operating as an open-end fund, most notably elimination of the discount to NAV. Combining the Funds, rather than operating Eastern Europe Fund as a stand-alone open-end fund, would provide Eastern Europe Fund shareholders with the benefits of the open-end form of organization, while also providing them with potential economies of scale and other benefits of a combination with a larger existing fund having a similar primary investment objective and broader investment policies. Operating Eastern Europe Fund as a stand-alone open-end fund might not be economically feasible given its comparatively small asset base, which would be subject to further reduction by possible net redemptions following conversion to open-end format.

     Terminating Eastern Europe Fund would result in additional expenses arising out of liquidating the Fund's portfolio securities and would be a taxable event to shareholders.

     The Board then considered the investment objectives and policies of the Funds. Eastern Europe Fund's investment objective is long-term capital appreciation. Developing Markets Fund has a primary investment objective of long-term growth of capital and a secondary objective of income, to the extent consistent with growth of capital. To achieve its investment objectives, Developing Markets Fund may invest substantially all of its assets in the securities of issuers located in developing markets. In contrast, Eastern Europe Fund invests at least 65% of its total assets in securities of issuers located in eastern Europe. As a result, Developing Markets Fund possesses greater investment flexibility than Eastern Europe Fund. Such flexibility could, over the long term, benefit shareholders. The Board also considered the fact that, although Developing Markets Fund has a broader investment mandate, the Funds' investment objectives and policies are sufficiently compatible to enable Developing Markets Fund to maintain its investment policies without any material changes due to the Reorganization. The Board also noted that Eastern Europe Fund is subject to somewhat greater risk than Developing Markets Fund because of its narrower geographical focus, but recognized that Developing Markets Fund is potentially subject to more risk to the extent that the other countries and regions in which it invests, primarily in Latin American and Pacific Region countries, have experienced and may continue to experience substantial economic difficulties. More information on the risks of investing in developing markets generally, and in Latin America and Pacific Region countries specifically, is provided below in "Comparison of Principal Risk Factors -- Investing in Foreign Countries and Developing Markets."

     The Board also considered the historic performance of Eastern Europe Fund in relation to the performance of Developing Markets Fund. AIM advised the Board that, while past performance provides no guarantee of future results, Developing Markets Fund recently had experienced better investment performance than Eastern Europe Fund. Information on the relative performance of the Funds is provided below in "Comparison of the Funds -- Performance."

     The Board also considered the impact the Reorganization would have on expenses. As a closed-end fund, Eastern Europe Fund currently pays no Rule 12b-1 distribution or service fees. The Developing Markets Fund Class A shares that Eastern Europe Fund shareholders would receive in the Reorganization are subject to an annual Rule 12b-1 distribution and service fee of up to 0.50% of average net assets attributable to Class A. Open-end funds such as Developing Markets Fund also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as Developing Markets Fund incur expenses associated with maintaining continuous federal securities registration. Closed-end funds such as Eastern Europe Fund typically do not incur these expenses.

     In analyzing expenses, the Board also considered the lower investment advisory and administration fees paid by Developing Market Fund. Eastern Europe Fund pays total investment advisory and administrative fees of 1.40% of its average net assets, which includes a voluntary reimbursement by AIM of 0.05% of average net assets. Developing Markets Fund pays investment advisory and administration fees of 0.975% on the first $500 million of its average net assets, 0.95% on the next $500 million of those assets, 0.925% on the next $500 million of those assets, and 0.90% on those assets over $1.5 billion.

     The Board also considered that, overall, the Reorganization may result in slightly higher total operating expenses for Eastern Europe Fund shareholders. For its fiscal year ended October 31, 1998, Eastern Europe Fund had total operating expenses of 1.78% (1.83% before reimbursements) of average weekly net assets. For its fiscal year ended October 31, 1998, Developing Markets Fund Class A shares had total operating expenses of 1.93% (2.34% before a contractual fee cap) of average daily net assets. The Board noted that Developing Markets Fund's operating expenses included interest expenses of 0.20% of average daily net assets. The Board was advised by AIM that, during the first six months of the current fiscal year, those interest expenses had decreased by approximately 0.19%. Accordingly, the Reorganization may result in an increase in total annual operating expenses for Eastern Europe Fund shareholders, but those expenses may be slightly lower if interest expenses continue to be lower following the Reorganization. For more information on the comparative fees and expenses of Developing Markets Fund and Eastern Europe Fund, see "Comparison of the
Funds -- Fees and Expenses," below.

     The Board noted that no initial sales charges would be imposed on the Developing Markets Fund Class A shares issued to Eastern Europe Fund shareholders in connection with the Reorganization. However, those shares will be subject to a redemption fee equal to 2% of the NAV of the shares being redeemed, which would apply to redemptions made during the first year following the Reorganization. The fee would be payable to Developing Markets Fund. The Board approved the temporary imposition of this redemption fee as reasonable in light of Developing Markets Fund's anticipated expenses in connection with post-Reorganization redemp-tions of those shares. These expenses include brokerage and other costs of selling portfolio securities to raise cash for redemption requests and transfer agency and other administrative expenses caused by redeeming shareholders. The redemption fee will decrease the likelihood that these expenses would be borne by present Developing Markets Fund shareholders. The Board also noted that imposition of the redemption fee may deter some redemptions of Developing Markets Fund Class A shares immediately following the Reorganization, particularly with respect to investors who purchased Eastern Europe Fund shares just prior to the Reorganization. In this regard, the Board considered the detrimental effect that such short-term trading would have on Developing Markets Fund.

     The Board also considered that, although AIM will effectively bear Developing Markets Fund's portion of the Reorganization-related expenses, it may also receive an indirect benefit from the Reorganization. To the extent that Developing Markets Fund's operating expenses decrease as a result of the Reorganization, there could be a reduction in payment by AIM to cover its reimbursement obligation to limit the expenses of Developing Markets Fund Class A shares to 2.00% of average net assets. Further, the obligation of AIM to reimburse the expenses of Eastern Europe Fund will terminate with the close of the Reorganization.

     Finally, the Board reviewed the principal terms of the Plan and noted that Eastern Europe Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to it and its shareholders.

     On the basis of the information provided to the Board and on its evaluation of that information, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Eastern Europe Fund and is in the best interest of Eastern Europe Fund. Therefore, the Board recommended the approval of the Plan by the shareholders of Eastern Europe Fund at the Meeting.

                                    SYNOPSIS

THE REORGANIZATION

     The Plan provides for the acquisition by Developing Markets Fund of all of Eastern Europe Fund's assets in exchange solely for Developing Markets Fund Class A shares and the assumption by Developing Markets Fund of all of Eastern Europe Fund's liabilities. Those transactions will occur at 4:00 p.m., Central time, on August 27, 1999, or on such later date as the conditions to the closing are satisfied ("Closing Date"). Eastern Europe Fund will then distribute the Developing Markets Fund Class A shares to its shareholders so that each Eastern Europe Fund shareholder will receive full and fractional Developing Markets Fund Class A shares equal in aggregate value to the NAV of the shareholder's shares of Eastern Europe Fund as of the Closing Date. Eastern Europe Fund will be liquidated as soon as is practicable thereafter.

     Eastern Europe Fund and the Trust will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of their shareholders will recognize any gain or loss as a result of the Reorganization. See "Additional Information About the
Reorganization -- Federal Income Tax Considerations," below.

COMPARISON OF THE FUNDS

Forms of Organization

     Developing Markets Fund is an open-end fund organized as a series of the Trust, a Delaware business trust, whose shares are continuously sold and redeemed at NAV. Eastern Europe Fund is a closed-end "interval" fund organized as a Massachusetts business trust whose shares are traded on the New York Stock Exchange ("NYSE") and are subject to annual repurchase offers pursuant to Rule 23c-3 under the 1940 Act. Open-end funds such as Developing Markets Fund continuously offer and redeem their shares, causing their total assets to fluctuate. In contrast, most closed-end funds make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments. Closed-end interval funds, like Eastern Europe Fund, conduct periodic repurchase offers, which result in some fluctuation in their assets, although generally less than that experienced by open-end funds like Developing Markets Fund.

Investment Objectives

     The investment objectives of Developing Markets Fund and Eastern Europe Fund are similar. Developing Markets Fund's primary investment objective is long-term growth of capital. Its secondary investment objective is income, to the extent consistent with seeking growth of capital. Eastern Europe Fund's investment objective is long-term capital appreciation.

Investment Policies

     As described below, the primary difference in the investment policies of Developing Markets Fund and Eastern Europe Fund is the geographic focus of their investments. Developing Markets Fund invests in issuers in developing markets in Asia, Europe, Latin America, and elsewhere. Eastern Europe Fund, in contrast, invests primarily in issuers located in Eastern Europe.

     Developing Markets Fund seeks its investment objectives by investing, normally, substantially all of its assets in equity and debt securities of issuers located in developing markets. A majority of the Developing Markets Fund's assets ordinarily is invested in developing market equity securities. Developing Markets Fund may invest up to 50% of its assets in developing market debt securities, which are selected based on their potential to provide a combination of capital appreciation and/or current income. There is no limit on the percentage of assets that Developing Markets Fund may invest in non-investment grade debt securities.

     Eastern Europe Fund seeks its objective by investing, normally, at least 65% of its total assets in equity and debt securities of issuers (including government issuers) located in Eastern Europe. "Eastern European" countries include Albania, Bulgaria, the Czech Republic, Germany, Hungary, Poland, Romania, Slovakia, all countries west of the Ural Mountains that were formerly a part of the USSR (including Russia, Belarus, Estonia, Latvia, Lithuania, and the Ukraine), and all countries that formerly constituted Yugoslavia. Eastern Europe Fund normally invests at least 50% of its total assets in the developing markets of Eastern Europe, which includes all of the countries listed above except Germany. In addition, Eastern Europe Fund may invest up to 35% of its total assets in equity and debt securities of issuers (including government issuers) located elsewhere in Europe, most of which are developed countries. There is no limit on the percentage of assets that Eastern Europe Fund may invest in non-investment grade debt securities.

Portfolio Management

     Closed-end interval funds such as Eastern Europe Fund generally have greater freedom in managing their portfolios than open-end funds like Developing Markets Fund. Because closed-end interval funds are not subject to forced sale of portfolio securities at undesirable times or prices to meet redemption requests (except to the extent that securities must be sold to meet the demands of periodic repurchase offers), they have more freedom to invest in illiquid securities and may keep a larger percentage of their assets fully invested in equity or debt securities, rather than in cash. In addition, closed-end funds have greater flexibility under the 1940 Act to leverage their portfolios by borrowing. Despite having greater flexibility in portfolio management, Eastern Europe Fund has generally not engaged in such leveraging. Moreover, as of April 30, 1999, only about 14% of Eastern Europe Fund's assets were invested in illiquid securities.

Performance

     Set forth below are average annual total returns for the periods indicated for Eastern Europe Fund and Developing Markets Fund. Average annual total return figures do not take into account sales charges applicable to purchases of Developing Markets Fund Class A shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)

                                                                                SINCE
                                                1 YEAR      5 YEARS        INCEPTION (DATE)
                                               --------     --------      ------------------
Eastern Europe Fund..........................  (51.49)%      (7.66)%      (4.44)%  (3/29/90)
Developing Markets Fund(1) (Class A
  Shares)....................................  (35.32)%          N/A      (9.09)%  (1/11/94)
MSCI Emerging Markets Free Index(2)..........  (25.34)%      (9.27)%       7.26 %  (3/31/90)
                                                                           (9.27)%(12/31/93)

(1) Prior to November 1, 1997, Developing Markets Fund operated as a closed-end fund and was subject to different fees and expenses.

(2) The Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors. The "Since Inception" dates are based on the closest month-end to the Funds' respective inception dates.

Fees and Expenses

     These tables describe the fees and expenses that you may pay if you buy and hold shares of Developing Markets Fund and Eastern Europe Fund. The pro forma information reflects the effects of the Reorganization. The information set forth below is based on the Funds' fees and expenses for the year ended October 31, 1998.

                                                                                  DEVELOPING MARKETS
                                                           DEVELOPING MARKETS        FUND CLASS A
                                                              FUND CLASS A            PRO FORMA
                    SHAREHOLDER FEES                       ------------------     ------------------
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases.........        4.75%(1)               4.75%(1)
(as a percentage of offering price)
Maximum Deferred Sales Charge (load).....................         None(2)                None(2)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)
Redemption Fee...........................................         None                   None(3)
(as a percentage of amount redeemed)

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from fund assets)
Management Fees..........................................        0.98%                  0.98%
Distribution and/or Service (12b-1) Fees.................        0.32%(4)               0.32%
Other Expenses...........................................
  Other..................................................        0.91%                  0.91%
  Interest...............................................        0.20%                  0.20%
                                                                 -----                  -----
Total Annual Fund Operating Expenses.....................        2.41%                  2.41%
Expense Reimbursement(4).................................        0.39%(5)               0.39%(5)
                                                                 -----                  -----
Net Expenses.............................................        2.02%                  2.02%

(1) Shares issued in connection with the Reorganization are not subject to the sales charge.

(2) If you buy $1,000,000 or more of Developing Markets Fund Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) A 2% redemption fee applies for the first year following the Reorganization to shares issued in connection with the Reorganization.

(4) Restated to reflect the reorganization of AIM Emerging Markets Fund into Developing Markets Fund in February 1999.

(5) The investment advisor has contractually agreed to limit expenses.

     As a result of Rule 12b-1 fees, long-term shareholders in Developing Markets Fund may pay more than the maximum permitted initial sales charge.

     Set forth below are the annual operating expenses as a percentage of net assets for shares of Eastern Europe Fund.


                      SHAREHOLDER FEES                  EASTERN EUROPE FUND
Sales Load (as a percentage of offering price)..............  None(1)
Dividend Reinvestment and Cash Purchase Plan Fees...........  None

ANNUAL FUND OPERATING EXPENSES

Management Fees.............................................  1.25%
Administration Fees.........................................  0.20%
Other Expenses..............................................  0.38%
                                                              -----
Total Annual Fund Operating Expenses........................  1.83%
Expense Reimbursement(2)....................................  0.05%
                                                              -----
Net Expenses................................................  1.78%

(1) Eastern Europe Fund shares tendered in conjunction with an Annual Repurchase Offer conducted by the Fund pursuant to Rule 23c-3 under the 1940 Act are subject to a repurchase fee that does not exceed 2%.

(2) AIM has voluntarily undertaken to reduce the administration fee that Eastern Europe Fund pays by 0.05%.

Expense Example

     The example is intended to help you compare the costs of investing in Class A shares of Developing Markets Fund, both before and after the Reorganization, with the costs of investing in shares of Eastern Europe Fund.

     The example assumes that you invest $10,000 in each Fund for the time periods indicated. The example also assumes that your investments each have 5% return each year and that each Fund's operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           --------   --------   --------   --------
Developing Markets Fund Class A shares...................    $708      $1,191     $1,699     $3,091
Eastern Europe Fund......................................    $186      $  576     $  990     $2,148
Combined Fund Pro Forma Class A shares...................    $708      $1,191     $1,699     $3,091

Sales Charges

     Developing Markets Fund Class A shares received in connection with the Reorganization are not subject to the customary initial sales charge of 4.75%. However, those shares will be subject to a 2% redemption fee for the first year following the Reorganization. Shares received in connection with the Reorganization and exchanged for shares in other AIM Funds will be subject to the 2% redemption fee upon the exchange. Any new purchases of Developing Markets Fund Class A shares will be subject to the initial sales charge but not the redemption fee.

Distribution, Purchase, Exchange, and Redemption

     Shares of Developing Markets Fund are available through A I M Fund Services, Inc. ("Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds. The minimum initial investment in Developing Markets Fund is $500; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of AIM or its affiliates, certain pension plans and retirement accounts, and participants in an AIM Fund's automatic investment plan.

     Developing Markets Fund Class A shares pay a fee in the amount of up to 0.50% of average daily net assets to AIM Distributors for distribution and shareholder services pursuant to a Rule 12b-1 plan (the "12b-1 fee"). As noted above, Developing Markets Fund Class A shares are generally subject to an initial sales charge of 4.75%. Shares of Developing Markets Fund may be exchanged for shares of other AIM Funds of the corresponding class and may be acquired through exchange of the corresponding Class of shares of other AIM Funds, as described in Developing Markets Fund's prospectus. No initial sales charge is imposed on the shares acquired through an exchange. Exchanges are subject to minimum investment and other requirements of the AIM Fund into which exchanges are made. Developing Markets Fund Class A shares may be redeemed by the Fund at NAV and are generally not subject to a CDSC.

     Shares of Eastern Europe Fund are listed and publicly traded on the NYSE under the symbol "GTF" and are not subject to distribution fees. The Developing Markets Fund Class A shares that would be issued to Eastern Europe Fund shareholders in connection with the Reorganization are subject to the 12b-1 fee. Eastern Europe Fund shares were issued in a public offering completed on March 29, 1990. Shareholders of Eastern Europe Fund currently do not have an exchange privilege. Upon completion of the Reorganization, however, former Eastern Europe Fund shareholders would hold Developing Markets Fund Class A shares and would enjoy the same exchange privileges as other Developing Markets Fund Class A shareholders, although such exchanges would be subject to the one-year redemption fee described above. Although Eastern Europe Fund shares are non-redeemable, shareholders of Eastern Europe Fund may sell their shares on the NYSE or participate in one of the Fund's annual repurchase offers. As noted above, the Developing Markets Fund

Class A shares received by Eastern Europe Fund shareholders in the Reorganization will be subject to a redemption fee in certain circumstances.

Operations of Developing Markets Fund Following the Reorganization

     Although there are differences in the investment objectives and policies of the Funds, it is not expected that Developing Markets Fund will revise its investment objectives or any of its policies following the Reorganization to reflect those of Eastern Europe Fund. Rather, because Eastern Europe Fund's assets are predominantly equity securities of Eastern European issuers, all of which are consistent with Developing Markets Fund's investment policies, AIM and IAML, Eastern Europe Fund's investment advisor and sub-advisor, respectively, believe that substantially all of Eastern Europe Fund's assets could be transferred to and held by Developing Markets Fund if the Reorganization is approved. Upon such approval of the Reorganization, Eastern Europe Fund will sell any assets that are inconsistent with Developing Markets Fund's investment policies prior to the effective time of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Developing Markets Fund. The need, if any, for Eastern Europe Fund to dispose of assets prior to the effective time of the Reorganization may result in selling securities at a disadvantageous time and could result in Eastern Europe Fund's realizing gains or losses that would not otherwise have been realized.

Investment Advisors and Portfolio Management

     AIM serves as investment advisor, and INVESCO Asset Management Limited ("IAML") serves as investment sub-advisor, to both Eastern Europe Fund and Developing Markets Fund. AIM and IAML use a team approach to managing the Funds' respective investment portfolios. The individual members of the team who are responsible for the day-to-day management of Eastern Europe Fund's portfolio are:

     - Peter Jarvis, Portfolio Manager for Eastern Europe Fund since 1998 and a Fund Manager with IAML since 1993. Also since 1998, he has been a member of the INVESCO Central and Eastern Europe Asset Management Group specializing in Eastern Europe.

     - Jonathan Brock, Portfolio Manager for Eastern Europe Fund since 1998 and a Senior Investment Manager with IAML since 1994. Also since 1994, he has been a member of the INVESCO Central and Eastern Europe Asset Management Group. From 1991 to 1994, he was a Chartered Accountant with Price Waterhouse in London.

     - Nadya Wells, Portfolio Manager for Eastern Europe Fund since 1998 and an Investment Manager with IAML since 1995. Also since 1995, she has been a member of the INVESCO Central and Eastern Europe Asset Management Group. From 1993 to 1995 she was with Ernst & Young Management Consultancy in London.

     The individual members of the team who are responsible for the day-to-day management of Developing Markets Fund's portfolio are:

     - Francesco Bertoni, Portfolio Manager for Developing Markets Fund since 1998 and Head of Global Emerging Markets for IAML since 1995. Mr. Bertoni was, from 1994 to 1999, Investment Director for IAML, from 1990 to 1995, a Portfolio Manager for IAML and, from June to December 1998, a Portfolio Manager for INVESCO (NY), Inc., an indirect wholly owned subsidiary of AMVESCAP PLC.

     - Craig Munro, Portfolio Manager of Developing Markets Fund since 1999 and Head of Emerging Markets Fixed Income and a Portfolio Manager for IAML since December 1998. Prior to this, Mr. Munro was, from August 1997 to December 1998, a Portfolio Manager for INVESCO (NY), Inc. and, from 1993 to August 1997, Vice President and Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management.

     - Christine Rowley, Portfolio Manager of Developing Markets Fund since 1999 and a Portfolio Manager for IAML since December 1998. Prior to this, Ms. Rowley was, from January 1991 to December 1998, a Portfolio Manager for INVESCO (NY), Inc., GT Asset Management PLC (London) and INVESCO GT Asset Management Asia Ltd. (Hong Kong), all indirect wholly owned subsidiaries of AMVESCAP PLC.

                      COMPARISON OF PRINCIPAL RISK FACTORS

PRIMARY DIFFERENCES IN RISKS OF THE FUNDS

     Developing Markets Fund and Eastern Europe Fund are subject to substantially the same investment risks arising out of investing in foreign securities generally and developing markets specifically. However, Eastern Europe Fund is subject to additional risk arising out of its narrower geographic focus. Eastern Europe Fund focuses its investments in a small number of countries, many of which are either involved in, or may be affected by, the current instability in that region. By contrast, Developing Markets Fund may invest in developing markets around the world, and thus has greater latitude to limit its investments in countries that are undergoing political or economic upheaval. On the other hand, some of the non-European countries and regions in which Developing Markets Fund invests, such as Latin America and the Pacific Region, have recently experienced substantial economic difficulties.

     Investments in Latin American countries involve special risks. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, which have had, and may continue to have, very negative effects on the economies and securities markets of Latin American countries. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times, some of these countries have suspended payments of principal and/or interest on external debt. Some Latin American securities markets have experienced high volatility in recent years. Latin American countries may close certain sectors of their economies to equity investments by foreigners. Due to these and other restrictions on direct investment by foreign entities, and to the absence of securities markets and publicly owned corporations in certain Latin American countries, investments may be made solely or primarily through governmentally approved investment vehicles or companies. Certain Latin American countries may have managed currencies that are maintained at artificially high levels to the U.S. dollar rather than at market determined levels. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

     Certain of the risks associated with international investments are heightened for investments in Pacific Region countries. For example, some of the currencies of Pacific Region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious currency exchange constraints. Territorial disputes exist between North Korea and South Korea. Developing Markets Fund may invest in Hong Kong, which reverted to Chinese administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, nationalization, or confiscation, in which case Developing Markets Fund could lose its entire investment in Hong Kong. In addition, reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market, and assets.

RISKS COMMON TO BOTH FUNDS

Investing in Securities Generally

     Investing in either Developing Markets Fund or Eastern Europe Fund entails a risk that you could lose all or a portion of your investment. The value of your investment in either Fund goes up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer the bond's duration, the more sensitive it is to this risk.

Investing in Foreign Securities and Developing Markets

     Investments in foreign securities may be affected by, among others, the following factors:

     - Currency exchange rates -- The dollar value of the Funds' foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and economic conditions -- The value of the Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

Lower Quality Debt

     Both Developing Markets Fund and Eastern Europe Fund may invest up to 100% of their respective total assets in debt securities rated below investment grade or, if unrated, deemed by AIM or IAML to be of comparable quality ("junk bonds"). Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to issuer, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

Sovereign Debt

     Both Developing Markets Fund and Eastern Europe Fund may invest in sovereign debt securities of developing country governments, including Brady Bonds. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Investments in sovereign debt securities of developing countries involve special risks. Sovereign debt securities of developing countries are generally lower-quality debt securities, equivalent to junk bonds. Accordingly, they are subject to many of the same risks as junk bonds, detailed above. In addition, sovereign debt securities are subject to the risk that, under certain political, diplomatic, social, or economic circumstances, some developing countries that issue sovereign debt securities may be unable or unwilling to make principal or interest payments as they come due.

Illiquid Securities

     Developing Markets Fund may invest up to 15% of its net assets in illiquid securities. Eastern Europe Fund may invest without restriction (consistent with its obligation to maintain adequate liquidity to satisfy its annual repurchase offers) in certain restricted or otherwise illiquid securities. Any limitations on resale and marketability of such securities may have the effect of preventing the Funds from disposing of such securities at the time desired or at a reasonable price. In addition, in order to resell restricted securities, the Funds might have to bear the expense and incur the delays associated with registering such securities.

Non-Diversified Classification

     Both Developing Markets Fund and Eastern Europe Fund are classified under the 1940 Act as "non-diversified" funds. Non-diversified funds may invest in fewer issuers than diversified funds. As a result, each Fund may be subject to greater investment and credit risk, than if it invested more broadly.

Year 2000

     The value of shares in both Developing Markets Fund and Eastern Europe Fund could be adversely affected if the computer systems used by the Funds' investment advisors or other service providers are unable to distinguish the year 2000 from the year 1900.

     The Funds' investment advisors and independent technology consultants are working to avoid Year 2000-related problems in their systems and to obtain assurances that other service providers are taking similar steps.

     Year 2000 problems may also affect issuers in whose securities the Funds invest. AIM considers the Year 2000 preparedness of the companies in which the Funds invest as one factor among many in deciding whether to purchase or sell a security.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of Developing Markets Fund's Class A shares. Certain information reflects financial results for a single Developing Markets Fund Class A share.

     The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Developing Markets Fund Class A shares (assuming reinvestment of all dividends and distributions).

     This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Developing Markets Fund's financial statements, is included in Developing Markets Fund's Annual Report to Shareholders, which is available upon request.

     On October 31, 1997, Developing Markets Fund, which had no previous operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company whose single class of shares traded on the NYSE. The fees and expenses of Developing Markets Fund differ from those of the Predecessor Fund. Developing Markets Fund's fiscal year ends October 31, rather than December 31, which was the Predecessor Fund's fiscal year-end.

                                                  DEVELOPING MARKETS FUND: CLASS A(A)
                              ---------------------------------------------------------------------------
                                                    TEN
                                 YEAR             MONTHS
                                 ENDED             ENDED               YEAR ENDED        JANUARY 11, 1994
                              OCTOBER 31,       OCTOBER 31,           DECEMBER 31,       TO DECEMBER 31,
                                1998(b)           1997(c)         1996(c)     1995(c)        1994(c)
                              -----------       -----------       --------    --------   ----------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of
  period....................    $ 12.56          $  13.84         $  11.60    $  12.44       $  15.00
Income From Investment
  operations:
Net investment income.......       0.39(d)(e)        0.25             0.53        0.72           0.35
  Net realized and
    unrealized gain (loss)
    on investments..........      (5.10)            (1.53)            2.19       (0.84)         (2.46)
                                -------          --------         --------    --------       --------
  Net increase (decrease)
    from investment
    operations..............      (4.71)            (1.28)            2.72       (0.12)         (2.11)
                                -------          --------         --------    --------       --------
  Redemption fees
    retained................       0.28                --               --          --             --
                                -------
Distributions to
  shareholders:
  From net investment
    income..................      (0.60)               --            (0.48)      (0.72)         (0.35)
  From net realized gain on
    investments.............         --                --               --          --          (0.10)
                                -------          --------         --------    --------       --------
  Total distributions.......      (0.60)               --            (0.48)      (0.72)         (0.45)
                                -------          --------         --------    --------       --------
Net asset value, end of
  period....................    $  7.53          $  12.56         $  13.84    $  11.60       $  12.44
                                =======          ========         ========    ========       ========
Market value, end of
  period....................        N/A          $  11.81         $  11.63    $   9.75       $   9.75
                                =======          ========         ========    ========       ========
Total investment return
  (based on market value)...        N/A              1.62%(f)        24.18%       6.60%        (32.16)%(f)
Total investment return
  (based on net asset
  value)....................     (37.09)%(g)        (9.25)%(f)       23.59%      (0.95)%       (14.07)%(f)
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's)................    $87,517          $457,379         $504,012    $422,348       $452,872
Ratio of net investment
  income to average net
  assets:
  With expense reductions
    and reimbursement.......       3.84%             2.03%(h)         4.07%       6.33%          2.75%(h)
  Without expense reductions
    and reimbursement.......       3.43%             1.95%(h)         4.04%       6.30%          2.75%(h)
Ratio of expenses to average
  net assets excluding
  interest expense:
  With expense reductions
    and reimbursement.......       1.73%             1.75%(h)         1.82%       1.77%          2.01%(h)
  Without expense reductions
    and reimbursement.......       2.14%             1.83%(h)         1.85%       1.80%          2.01%(h)
Ratio of interest expense to
  average net assets(i).....       0.20%              N/A              N/A         N/A            N/A
Portfolio turnover
  rate(i)...................        111%              184%(h)          138%         75%            56%

---------------

(a) All capital shares of the Predecessor Fund issued and outstanding on October 31, 1997 were reclassified as Class A shares.

(b) These selected per share data were calculated based upon average shares outstanding during the period.

(c) These financial highlights provide per share information of the Predecessor Fund for the period January 11, 1994 (commencement of operations) up to and including October 31, 1997.

(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(e) Before reimbursement, the net investment income per share would have been reduced by $0.04.

(f)   Not annualized.

(g)   Total investment return does not include sales charges.

(h)   Annualized.

(i) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of Developing Markets Fund as a whole without distinguishing between the classes of shares issued.

N/A   Not Applicable.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Proxy
Statement/Prospectus.

     The Plan contemplates (a) Developing Markets Fund acquiring on the Closing Date all the assets of Eastern Europe Fund in exchange solely for Developing Markets Fund Class A shares and Developing Markets Fund's assumption of all of Eastern Europe Fund's liabilities and (b) the distribution of those shares to Eastern Europe Fund shareholders. Eastern Europe Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books, and other property owned by it as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time") (collectively, the "Assets"). Developing Markets Fund will assume from Eastern Europe Fund all its liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not referred to in the Plan (collectively, the "Liabilities"); provided, however, that Eastern Europe Fund will use its best efforts to discharge all of its known Liabilities prior to the Valuation Time. Developing Markets Fund will deliver its Class A shares to Eastern Europe Fund, which then will be distributed to Eastern Europe Fund's shareholders.

     The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Developing Markets Fund and the NAV of a Class A share of Developing Markets Fund will be determined as of the Valuation Time. Where market quotations are readily available, portfolio securities will be valued based upon the quotations, provided they adequately reflect, in AIM's judgment, the fair value of the security. Where market quotations are not readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless a Fund's Board of Trustees determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of each Fund's Board of Trustees.

     On, or as soon as practicable after, the Closing Date, Eastern Europe Fund will distribute to its shareholders of record the Developing Markets Fund Class A shares it receives so that each Eastern Europe Fund shareholder will receive a number of full and fractional Class A shares of Developing Markets Fund equal in aggregate NAV to the shareholder's shares in Eastern Europe Fund. Such distribution will be accomplished by opening accounts on the books of Developing Markets Fund in the names of Eastern Europe Fund's shareholders and crediting such accounts with Developing Markets Fund Class A shares equal in aggregate NAV to the shareholders' shares in Eastern Europe Fund. Fractional shares of Developing Markets Fund will be rounded to the third decimal place.

     Immediately after the Reorganization, each former shareholder of Eastern Europe Fund will own Class A shares of Developing Markets Fund equal in NAV to the aggregate NAV of that shareholder's shares in Eastern Europe Fund immediately prior to the Reorganization. The NAV per share of Developing Markets Fund will not be changed as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

     The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares. The Trust's Board of Trustees (the "Trust's Board") has established Developing Markets Fund as a series of the Trust and has authorized the public offering of four classes of shares of that Fund, designated Class A, Class B, Class C, and Advisor Class shares. Only Class A shares will be issued in connection with the Reorganization. Although Class A shares are generally subject to an initial sales charge of 4.75%, this sales charge will be waived for the shares issued in connection with the Reorganization. As noted above, those shares will be subject to a 2% redemption fee for the first year following the Reorganization.

     Each share of Developing Markets Fund represents an equal proportionate interest with other shares in that Fund, has a par value of $0.01 per share, has equal earnings, assets, and voting privileges, except as noted in the Developing Markets Fund Statement of Additional Information, and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Trust's Board. Each share in a class represents an equal proportionate interest in Developing Markets Fund's assets with each other share in that class. Shares of Developing Markets Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of Developing Markets Fund, when issued, are fully paid and nonassessable.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from Developing Markets Fund's net investment income, if any, are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions are also distributed at least annually. Shareholders of Developing Markets Fund may reinvest dividends and other distributions in additional Fund shares of the distributing class (or in shares of the corresponding class of other AIM Funds) on the payment date at those shares' NAV that day or receive the distribution amount in cash.

     Dividends from Eastern Europe Fund's net investment income, if any, are distributed at least annually. Any net capital gain and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions are also distributed at least annually. Shareholders of Eastern Europe Fund may participate in the Fund's Dividend Reinvestment Plan, under which dividends and capital gains distributions are automatically invested in additional shares of the Fund at NAV. Alternatively, shareholders may elect to receive dividends and other distributions in cash.

     Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

     On or before the Closing Date, Eastern Europe Fund will declare as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain, and net gains from foreign currency transactions to maintain its tax status as a regulated investment company.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Eastern Europe Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on Eastern Europe Fund shareholders' interests.

POTENTIAL NET REDEMPTION

     If a large percentage of Eastern Europe Fund shareholders redeem their shares after the Reorganization, significant costs may be imposed on Developing Markets Fund. The proposed redemption fee is intended to offset such costs, but, to the extent those costs exceed the fees charged, those costs would be borne by Developing Markets Fund shareholders. To meet redemption requests, Developing Markets Fund may be required either to draw upon a line of credit, which would impose some interest costs, or to sell portfolio securities, which would incur brokerage costs and may result in capital gain or loss that would not otherwise have been recognized. Any gain would, to the extent it is not otherwise offset during the year, be distributed to shareholders. Recognition and distribution of gain would have two negative consequences: first, non-redeeming shareholders would be required to pay taxes on larger capital gain distributions than they would otherwise; and second, Developing Markets Fund may need to sell additional portfolio securities to raise cash to make the distributions, potentially resulting in recognition of additional capital gain.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Developing Markets Fund of the Assets will be the same as Eastern Europe Fund's book cost basis of the Assets.

FEDERAL INCOME TAX CONSIDERATIONS

     The exchange of all of Eastern Europe Fund's assets solely for Developing Markets Fund Class A shares and Developing Markets Fund's assumption of all the liabilities of Eastern Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. Eastern Europe Fund and the Trust will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the effect that:

          (1) Developing Markets Fund's acquisition of the Assets in exchange solely for Developing Markets Fund Class A shares and Developing Markets Fund's assumption of the Liabilities, followed by Eastern Europe Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Eastern Europe Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (2) Eastern Europe Fund will recognize no gain or loss on the transfer of the Assets to Developing Markets Fund in exchange solely for Developing Markets Fund Class A shares and Developing Markets Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Eastern Europe Fund's shareholders in constructive exchange for their Eastern Europe Fund shares;

          (3) Developing Markets Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Developing Markets Fund Class A shares and its assumption of the Liabilities;

          (4) Developing Markets Fund's basis for the Assets will be the same as Eastern Europe Fund's basis therefor immediately before the Reorganization, and Developing Markets Fund's holding period for the Assets will include Eastern Europe Fund's holding period therefor;

          (5) An Eastern Europe Fund shareholder will recognize no gain or loss on the constructive exchange of all its Eastern Europe Fund shares solely for Developing Markets Fund Class A shares pursuant to the Reorganization; and

          (6) An Eastern Europe Fund shareholder's aggregate basis for the Developing Markets Fund Class A shares to be received by it in the Reorganization will be the same as the aggregate basis for its Eastern Europe Fund shares to be constructively surrendered in exchange for those Developing Market Fund shares, and its holding period for those Developing Market Fund Class A shares will include its holding period for those Eastern Europe Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

     Notwithstanding the foregoing, however, the opinion will not express any conclusion about the tax consequences of the Reorganization regarding the treatment of unrealized gain or loss on Assets (such as certain futures and foreign currency contracts) that is required to be recognized for federal income tax purposes under a market-to-market system of accounting. The Funds do not expect that the amount of such gain will be significant.

     Utilization by Developing Markets Fund after the Reorganization of any pre-Reorganization capital losses realized by Eastern Europe Fund would be subject to limitation in future years under the Code.

     Shareholders of Eastern Europe Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                           ORGANIZATION OF THE FUNDS

     Developing Markets Fund is a non-diversified series of the Trust, an open-end management investment company. Developing Markets Fund commenced operations, as a series of AIM Investment Funds, Inc. ("Investment Funds, Inc."), an open-end management investment company on November 1, 1997, as the successor (in a reorganization) to G.T. Global Developing Markets Fund, Inc., a closed-end investment company that had commenced operations on January 11, 1994. The Trust was organized as a Delaware business trust on May 7, 1998, and on September 8, 1998, it acquired the assets and assumed the liabilities of Investment Funds, Inc. As a result of this acquisition, Developing Markets Fund became a series of the Trust. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended, and Delaware law. The overall direction and supervision of Developing Markets Fund is the responsibility of the Trust's Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and the Fund is properly administered.

     Eastern Europe Fund is a non-diversified closed-end management investment company that was organized as a Massachusetts business trust under the name "G.T. Greater Europe Fund" on December 6, 1989. On May 31, 1996, the Fund's investment focus was narrowed and its name changed to "G.T. Global Eastern Europe Fund." Concurrent with the name change, the Fund was converted to "interval fund" status pursuant to Rule 23c-3 under the 1940 Act and has since conducted annual repurchase offers for its shares. On May 29, 1998, the Fund was renamed "AIM Eastern Europe Fund." Eastern Europe Fund shares have been listed and publicly traded on the NYSE under the symbol "GTF" since March 29, 1990. The operations of Eastern Europe Fund, as a Massachusetts business trust, are governed by its Agreement and Declaration of Trust, as amended, and Massachusetts law. The overall direction and supervision of Eastern Europe Fund is the responsibility of its Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and the Fund is properly administered.

                        NAV, MARKET PRICE, AND DISCOUNT
                         OF EASTERN EUROPE FUND SHARES

     Eastern Europe Fund shares trade on the NYSE. The following table sets forth, on a quarterly basis, the high and low NAVs of the shares, the high and low sales prices of the shares, and the discount to NAV that these figures represent, since May 1, 1996, when Eastern Europe Fund was converted to "interval fund" status pursuant to Rule 23c-3 under the 1940 Act.

                                                  NAV         MARKET PRICE        (DISCOUNT)
                                             -------------   ---------------   ----------------
                                             HIGH     LOW     HIGH     LOW      HIGH      LOW
                                             -----   -----   ------   ------   ------    ------
May 1, 1996 to July 31, 1996...............  16.03   15.43   14.625   12.625   (24.55)%   (5.64)%
August 1, 1996 to October 31, 1996.........  16.99   15.71   14.125   12.750   (25.20)%  (19.49)%
November 1, 1996 to January 31, 1997.......  18.21   15.01   15.625   12.125   (24.90)%  (13.63)%
February 1, 1997 to April 30, 1997.........  18.78   16.85   16.000   14.000   (22.00)%  (13.38)%
May 1, 1997 to July 31, 1997...............  20.72   17.21   18.750   14.750   (21.82)%  (10.27)%
August 1, 1997 to October 31, 1997.........  23.47   18.62   20.625   16.250   (34.83)%   (8.20)%
November 1, 1997 to January 31, 1998.......  18.62   12.05   16.875   10.563   (40.85)%   (5.56)%
February 1, 1998 to April 30, 1998.........  14.77   12.05   12.750   10.938   (20.21)%   (5.93)%
May 1, 1998 to July 31, 1998...............  14.68   10.13   12.250    7.938   (31.91)%  (17.33)%
August 1, 1998 to October 31, 1998.........  11.11    6.00    8.750    4.438   (61.53)%  (20.91)%
November 1, 1998 to January 31, 1999.......   8.28    7.23    6.688    5.563   (33.11)%  (16.08)%
February 1, 1999 to April 30, 1999.........   7.96    7.11    6.625    5.500   (30.91)%  (15.92)%

                                 CAPITALIZATION

     The following table shows the capitalization of each Fund as of its fiscal year ended October 31, 1998, and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                                                                  DEVELOPING MARKETS   PRO FORMA CLASS A
                                            EASTERN EUROPE FUND     FUND: CLASS A          COMBINED
                                            -------------------   ------------------   -----------------
Net Assets................................      $47,099,546          $87,517,225         $134,616,771
Shares Outstanding........................        6,516,426           11,616,154           17,872,961
Net Asset Value Per Share.................      $      7.23          $      7.53         $       7.53

     The following table shows the capitalization of each Fund as of April 30, 1999, and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                                                                 DEVELOPING MARKETS    PRO FORMA CLASS A
                                          EASTERN EUROPE FUND      FUND: CLASS A           COMBINED
                                          -------------------    ------------------    -----------------
Net Assets..............................      $51,869,960(1)        $138,271,639(2)      $190,141,599(1)(2)
Shares Outstanding......................        6,516,426(1)          14,529,141           19,977,749(1)
Net Asset Value Per Share...............      $      7.96           $       9.52         $       9.52

---------------

(1) These figures do not reflect the payment made on May 7, 1999, in the amount of $5,082,820.11 to Eastern Europe Fund shareholders participating in the 1999 repurchase offer, nor do they reflect the decrease in the number of outstanding shares as a result of that repurchase offer.

(2) These figures reflect the addition of the assets of AIM Emerging Markets Fund resulting from the reorganization of that fund into Developing Markets Fund completed on February 12, 1999.

     REQUIRED VOTE. The proposal to approve the Plan requires the affirmative vote of a "majority of the outstanding voting securities" of Eastern Europe Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Eastern Europe Fund or (2) 67% or more of the shares of Eastern Europe Fund present at the Meeting if more than 50% of the outstanding shares of Eastern Europe Fund are represented at the Meeting in person or by proxy.

              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1

                            ------------------------

                                PROPOSAL NO. 2:
                             ELECTION OF A TRUSTEE

     The Board has nominated the individual identified below for election to the Board at the Meeting. It is the intention of each proxyholder named on the accompanying proxy card to vote FOR the election of the nominee listed below unless the Eastern Europe Fund shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for the nominee. The Board does not contemplate that the nominee, who has consented to being nominated, will be unable to serve as a Trustee for any reason but if that should occur prior to the Meeting, the proxies will be voted for such other nominee as the Board may recommend.

         INFORMATION REGARDING THE NOMINEE FOR ELECTION AT THE MEETING

                                                                                        POSITION(S) WITH EASTERN
NAME, AGE, AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS    EUROPE FUND AND TENURE
-------------------------------------------------------------------------------------  ---------------------------
ROBERT H. GRAHAM, Age 52*...............................................               Trustee,         Since 1998
Mr. Graham is Director, President and Chief Executive Officer, A I M Management Group  Chairman and
Inc.; Director and President, AIM; Director and Senior Vice President, A I M Capital   President
Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund
Management Company; and Director, AMVESCAP PLC.

          INFORMATION REGARDING TRUSTEES WHOSE CURRENT TERMS CONTINUE

                                                                                        POSITION(S) WITH EASTERN
NAME, AGE, AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS    EUROPE FUND AND TENURE
-------------------------------------------------------------------------------------  ---------------------------
C. DEREK ANDERSON, Age 57...............................................               Trustee          Since 1990
Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking firm); Director, Anderson Capital Management, Inc., since 1988; Director,
PremiumWear, Inc. (formerly Munsingwear, Inc.) (a casual apparel company); and
Director, "R" Homes, Inc. and various other companies. Mr. Anderson is also a director or trustee of several other investment companies registered under the 1940
Act that are managed or administered by AIM.
FRANK S. BAYLEY, Age 59.................................................               Trustee          Since 1990
Mr. Bayley is a partner of the law firm of Baker & Mackenzie; and Director and
Chairman of C.D. Stimpson Company (a private investment company). Mr. Bayley is also a director or trustee of several other investment companies registered under the 1940
Act that are managed or administered by AIM.
ARTHUR C. PATTERSON, Age 55.............................................               Trustee          Since 1990
Mr. Patterson is a Managing Partner of Accel Partners (a venture capital firm). He also serves as a director of Viasoft and Pagemart, Inc. (both publicly-traded software companies), as well as several privately held software and communications companies. Mr. Patterson is also a director or trustee of several other investment companies registered under the 1940 Act that are managed or administered by AIM.
RUTH H. QUIGLEY, Age 64.................................................               Trustee          Since 1990
Ms. Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Friedlander & Co., Inc. (a financial advisory services firm). Ms. Quigley is also a director or trustee of several other investment companies registered under the 1940
Act that are managed or administered by AIM.

---------------

* Mr. Graham is deemed an "interested person" of Eastern Europe Fund, as defined in the 1940 Act, by virtue both of his association with AIM and its affiliates.

                     INFORMATION REGARDING OTHER EXECUTIVE
                        OFFICERS OF EASTERN EUROPE FUND

                                                                POSITION(S) WITH EASTERN
NAME, AGE, AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS    EUROPE FUND AND TENURE
-------------------------------------------------------------  ---------------------------
DANA R. SUTTON, Age 40......................................   Vice President   Since 1999
Ms. Sutton is Vice President and Fund Controller, AIM and      and Treasurer
Vice President and Assistant Treasurer, Fund Management
Company.
SAMUEL D. SIRKO, Age 39.....................................   Vice President   Since 1998
Mr. Sirko is Associate General Counsel and Assistant           and Secretary
Secretary, A I M Management Group Inc., A I M Capital
Management, Inc., A I M Distributors, Inc., A I M Fund
Services, Inc., and Fund Management Company; and Vice
President, Assistant General Counsel and Assistant Secretary
of AIM.
MELVILLE B. COX, Age 55.....................................   Vice President   Since 1998
Mr. Cox is Vice President and Chief Compliance Officer, AIM,
A I M Capital Management, Inc., A I M Distributors, Inc.,
A I M Fund Services, Inc., and Fund Management Company.
GARY T. CRUM, Age 51........................................   Vice President   Since 1998
Mr. Crum is Director and President, A I M Capital Management,
Inc.; Director and Senior Vice President, A I M and AIM
Management Group, Inc.; and Director, A I M Distributors,
Inc. and AMVESCAP.
CAROL F. RELIHAN, Age 44....................................   Vice President   Since 1998
Ms. Relihan is Director, Senior Vice President, General
Counsel, and Secretary, AIM; Senior Vice President, General
Counsel, and Secretary, A I M Management Group Inc.;
Director, Vice President and General Counsel, Fund Management
Company; Vice President and General Counsel, A I M Fund
Services, Inc.; and Vice President, A I M Capital Management,
Inc. and A I M Distributors, Inc.

     To the knowledge of Eastern Europe Fund's management, as of the Record Date, the Trustees and Officers of Eastern Europe Fund owned, as a group, less than 1% of the outstanding shares of Eastern Europe Fund.

     There were thirteen meetings of Eastern Europe Fund's Board held during the Fund's fiscal year ended October 31, 1998. The Board has a Nominating and Audit Committee composed of Miss Quigley (Chairman) and Messrs. Anderson, Bayley and Patterson. The purpose of the Nominating and Audit Committee is to nominate persons to serve as Trustees, review annual audits of Eastern Europe Fund, and recommend firms to serve as independent auditors for Eastern Europe Fund. The Nominating and Audit Committee does not normally consider nominees recommended by security holders. During Eastern Europe Fund's last completed fiscal year, the Nominating and Audit Committee met five times. During the fiscal year ended October 31, 1998, each Trustee attended at least 75% of the total number of meetings of the Board held during their tenure, and each member of the Nominating and Audit Committee attended at least 75% of the meetings of that committee.

     All of Eastern Europe Fund's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. Eastern Europe Fund pays each Trustee, who is not a director, officer or employee of AIM or any affiliated company, an annual retainer component, plus a per-meeting fee component for each Board or committee meeting attended by such Trustee and reimburses travel and other out-of-pocket expenses incurred in connection with attending such meetings. The table below summarizes the compensation of Eastern Europe Fund's Trustees for the fiscal year ended October 31, 1998 and provides the total compensation of the Board members by the Fund Complex for the fiscal year ended October 31, 1998.

                             COMPENSATION TABLE(1)

                                                     AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
                                                      FROM EASTERN EUROPE     EASTERN EUROPE FUND AND
NAME OF PERSON, POSITION(2)                                   FUND              the Fund Complex(3)
---------------------------                          ----------------------   ------------------------
C. Derek Anderson..................................            $6,450                 $ 97,600
  Trustee
Frank S. Bayley....................................            $7,400                 $ 97,500
  Trustee
Arthur C. Patterson................................            $7,700                 $105,450
  Trustee
Ruth H. Quigley....................................            $7,700                 $106,350
  Trustee

---------------

(1) The Trustees do not receive any pension or retirement benefits as compensation for their services to Eastern Europe Fund.

(2) As an employee of AIM, Mr. Graham receives no additional compensation from Eastern Europe Fund for serving as a Trustee.

(3) The "Fund Complex" includes all investment companies advised by AIM; however, each of the Trustees listed above serves on the board of only 12 of those investment companies.

     REQUIRED VOTE. A plurality of all the votes cast at the Meeting is required for the election of the Trustee.

              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2

                            ------------------------

                                PROPOSAL NO. 3:
                        RATIFICATION OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     At a meeting called for the purpose of such selection, the firm of PricewaterhouseCoopers LLP was selected by Eastern Europe Fund's Board, including its trustees who are not "interested persons" of Eastern Europe Fund, Developing Markets Fund, AIM or IAML, as the independent public accountants to audit the books and accounts of Eastern Europe Fund for the fiscal year ending October 31, 1999 and to include its opinion in financial statements filed with the SEC. The Board has directed the submission of this selection to the Eastern Europe Fund shareholders for ratification. PricewaterhouseCoopers LLP has advised the Board that it has no financial interest in Eastern Europe Fund. For the fiscal year ended October 31, 1998, the professional services rendered by PricewaterhouseCoopers LLP included the issuance of an opinion on the financial statements of Eastern Europe Fund and an opinion on other reports of Eastern Europe Fund filed with the SEC. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3

                            ------------------------

                                 LEGAL MATTERS

     Certain legal matters concerning Eastern Europe Fund and the Trust and their participation in the Reorganization, the issuance of Class A shares of Developing Markets Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to Eastern Europe Fund and to the Trust.

                     INFORMATION FILED WITH THE SECURITIES
                        AND EXCHANGE COMMISSION AND NYSE

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Eastern Europe Fund has filed with the Securities and Exchange Commission ("SEC") pursuant to the requirements of the Securities Act of 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for Eastern Europe Fund's Annual Report to Shareholders dated October 31, 1998, is 811-5978. Such Annual Report to Shareholders is incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Developing Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     Eastern Europe Fund and the Trust are each subject to the informational requirements of the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Eastern Europe Fund and the Trust (including the Registration Statement of the Trust relating to the Developing Markets Fund and Eastern Europe Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust, Eastern Europe Fund, and other registrants that file electronically with the SEC.

     Eastern Europe Fund shares are listed and publicly traded on the NYSE. If the Reorganization is approved, Eastern Europe Fund will no longer be listed on the NYSE. Reports, proxy statements and other information concerning Eastern Europe Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

             INFORMATION ABOUT THE FUNDS' ADVISOR AND SUB-ADVISOR,
                   AND DEVELOPING MARKETS FUND'S DISTRIBUTOR

     AIM serves as investment advisor, and IAML serves as investment sub-advisor, to both Eastern Europe Fund and Developing Markets Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. IAML is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the Funds' respective operations and provide investment advisory services to each Fund, including obtaining and evaluating economic, statistical, and financial information to formulate and implement investment programs for the Funds. AIM has acted as an investment advisor since its organization in 1976, and IAML has acted as an investment advisor since 1967. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios, including Eastern Europe Fund and Developing Markets Fund, encompassing a broad range of investment objectives. AIM Distributors acts as Developing Markets Fund's distributor. AIM Distributors is located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173.

     AIM, IAML, and AIM Distributors are each indirect wholly-owned subsidiaries of AMVESCAP PLC, which is an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

                      ADDITIONAL INFORMATION ABOUT EASTERN
                    EUROPE FUND AND DEVELOPING MARKETS FUND

     For more information with respect to Eastern Europe Fund concerning the following topics, please refer to the Eastern Europe Fund Annual Report to Shareholders, dated October 31, 1998, as indicated: (i) see "Related Parties" for further information regarding Eastern Europe Fund's investment advisor, investment sub-advisor, and administrator; (ii) see discussion in "About the Portfolio Managers" for further information regarding management of Eastern Europe Fund; (iii) see "Capital Shares" and "Portfolio Valuation" for further information regarding the shares of Eastern Europe Fund; (iv) see "Dividend Reinvestment Plan" for further information regarding the reinvestment of dividends paid by Eastern Europe Fund; and (v) see "Fundamental Periodic Repurchase Policy," for further information regarding participation in annual repurchase offers conducted by the Fund pursuant to Rule 23c-3.

     For more information with respect to the Trust and Developing Markets Fund concerning the following topics, please refer to Developing Markets Fund Prospectus, dated March 1, 1999 and attached as Appendix B to this Proxy Statement/Prospectus, as indicated: (i) see "Investment Objectives and Strategies," and "Fund Management" for further information regarding Developing Market Fund; (ii) see discussion in "Fund Management" and "Investment Objectives and Strategies" for further information regarding management of Developing Markets Fund; (iii) see "Shareholder Information," and "Other Information" for further information regarding the shares of Developing Markets Fund; (iv) see "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of Developing Markets Fund.

                                    EXPERTS

     The audited financial statements of Eastern Europe Fund and Developing Markets Fund are incorporated by reference herein and are included in Eastern Europe Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1998 and Developing Markets Fund's Statement of Additional Information dated March 1, 1999, respectively, which have each been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal year ended October 31, 1998. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal for consideration at Eastern Europe Fund's next annual shareholder meeting (which will not be held if the Reorganization is approved and Eastern Europe Fund is liquidated) should submit such proposal to the Fund no later than February 1, 2000. Shareholder proposals that are submitted in a timely manner will not necessarily be included in Eastern Europe Fund's proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws.

                        OWNERSHIP OF EASTERN EUROPE FUND
                       AND DEVELOPING MARKETS FUND SHARES

     Listed below is the name, address and percent ownership of each person who as of June 21, 1999, to the knowledge of the Trust or Eastern Europe Fund, owned beneficially 5 percent or more of the outstanding shares of Eastern Europe Fund or owned beneficially 5 percent or more of the outstanding Class A shares of Developing Markets Fund:

                              EASTERN EUROPE FUND

                                                                               PERCENT
                                                                NUMBER OF     BENEFICIAL
NAME AND ADDRESS                                               SHARES OWNED   OWNERSHIP
----------------                                               ------------   ----------
CEDE & Co. FAST                                                 5,659,605         96.5%
P.O. Box 20
Bowling Green Station
New York, NY 10274-0020

                        DEVELOPING MARKETS FUND: CLASS A

                                                                              PERCENT
                                                               NUMBER OF     BENEFICIAL
NAME AND ADDRESS                                              SHARES OWNED   OWNERSHIP
----------------                                              ------------   ----------
None

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of May 13, 1999, between AIM Investment Funds, a Delaware business trust ("Trust"), on behalf of AIM Developing Markets Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and AIM Eastern Europe Fund, a Massachusetts business trust ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Trust and Target are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Trust.

     The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under the Code). The foregoing transactions are referred to herein collectively as the "Reorganization."

     Acquiring Fund is an open-end management investment company. Its shares are divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares; only Acquiring Fund's Class A shares ("Acquiring Fund Shares") are involved in the Reorganization.

     Target is a closed-end management investment company that has only a single class of shares. Target Shares can be purchased and sold only on the New York Stock Exchange ("NYSE"), except for purchases by Target through periodic repurchase offers pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended ("1940 Act").

     In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

          (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

          (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

     Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the NYSE on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's most recent annual report to its shareholders, less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus relating to Acquiring Fund Shares ("Prospectus") and statement of additional information ("SAI").

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of A I M Advisors, Inc.

3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on August 27, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. Target shall deliver to Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholder's names. Trust shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1 Target represents and warrants as follows:

     4.1.1. Target is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target is duly registered as a closed-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of its Agreement and Declaration of Trust or Amended and Restated By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

     4.1.5. Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments of Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.6. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

     4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.9. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; providing that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

     4.1.11. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in its financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business and are associated with the Assets subsequent to October 31, 1998, or otherwise previously disclosed to Trust, none of which has been materially adverse to the business, assets, or results of Target operations;

     4.1.12. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

     4.1.13. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

     4.1.14. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.15. Target will be terminated as soon as reasonably practicable after the Effective Time, but in all events within six months thereafter;

     4.1.16. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.1.17. Target's financial statements for the year ended October 31, 1998, to be delivered to Trust, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

4.2. Acquiring Fund represents and warrants as follows:

     4.2.1. Trust is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     4.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current Prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of Trust's Agreement and Declaration of Trust or Amended and Restated Bylaws or of any provision of any agreement, instrument, lesse, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Target's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Target's historic business assets (within the meaning of section 1.3681(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. Trust's financial statements for the year ended October 31, 1998, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

4.3. Each Fund represents and warrants as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. Its management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
(b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

     4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.6 Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

     4.3.7 None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder, none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.8 Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.9 Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

5. COVENANTS

     5.1 Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

          (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1993 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with its Agreement and Declaration of Trust and applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

          6.4.1. Acquiring Fund is a duly established series of Trust, a business trust duly organized and validly existing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Trust's Agreement and Declaration of Trust or Amended and Restated Bylaws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring
     Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

          6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.4.6. Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5. Trust shall have received an opinion of Counsel substantially to the effect that:

          6.5.1. Target is a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Agreement and Declaration of Trust or Amended and Restated By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

          6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to Counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Each Fund will bear its own Reorganization expenses.

8. ENTIRE AGREEMENT: NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before December 31, 1999; or

     9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. The parties acknowledge that Target is a Business Trust. This Agreement is executed on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

     11.4. A trustee of Trust shall not be personally liable hereunder to Target or its trustees or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Target agrees that, in asserting any claim against Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

     11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                                                  AIM EASTERN EUROPE FUND

-----------------------------------------------------    By: -------------------------------------------------
                      Secretary                                                President
ATTEST:                                                  AIM INVESTMENT FUNDS,
                                                         on behalf of its series,
                                                         AIM Developing Markets Fund

-----------------------------------------------------    By: -------------------------------------------------
                      Secretary                                                President

                                   APPENDIX B

        AIM DEVELOPING
        MARKETS FUND
        --------------

        AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

        PROSPECTUS
        MARCH 1, 1999

                                       This prospectus contains important
                                       information about the Class A, B and
                                       C shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-7

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.

  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1995 .......................................  -0.95%
1996 .......................................  23.59%
1997 .......................................  -8.49%
1998 ....................................... -35.32%

  During the periods shown in the bar chart, the highest quarterly return was 15.38% (quarter ended June 30, 1995) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                               SINCE      INCEPTION
December 31, 1998)                        1 YEAR    INCEPTION     DATE
-----------------------------------------------------------------------------
Class A                                    (38.38)%    (9.98)%    1/11/94
Class B                                    (38.96)    (35.70)     11/3/97
Class C                                        --         --     03/01/99
MSCI Emerging Markets Free Index(1)        (25.34)     (9.27)(2) 12/31/93(2)
--------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

                   SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)          4.75%     None      None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less) None(1)  5.00   1.00
-------------------------------------------------------

            ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are
deducted from
fund assets)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%
Distribution and/or
Service (12b-1) Fees      0.25      1.00      1.00
Other Expenses
  Other                   0.91      0.91      0.91
  Interest                0.20      0.20      0.20
Total Other Expenses      1.11      1.11      1.11
Total Annual Fund
Operating Expenses        2.34      3.09      3.09
Expense
  Reimbursement(2)        0.39      0.39      0.39
Net Expenses              1.95      2.70      2.70
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to limit net expenses for Class A, B and C shares of the fund to 2.00%, 2.50% and 2.50%, respectively, not including interest expenses.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $701    $1,171    $1,666     $3,024
Class B    812     1,254     1,820      3,228
Class C    412       954     1,620      3,402
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $701    $1,171    $1,666     $3,024
Class B    312       954     1,620      3,228
Class C    312       954     1,620      3,402
----------------------------------------------


                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period November 1, 1997 through May 28, 1998) together received compensation of 0.616% of average daily net assets, consisting of a management and administrative fee of 0.59% and an accounting fee of 0.026%.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Francesco Bertoni, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1990.

- Craig Munro, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1993 to 1997, he was Vice President and Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management.

- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                CLASS A(a)
                                                  ----------------------------------------------------------------------
                                                     YEAR        TEN MONTHS
                                                     ENDED          ENDED          YEAR ENDED
                                                  OCTOBER 31,    OCTOBER 31,      DECEMBER 31,          JANUARY 11, TO
                                                    1998(b)        1997(c)     1996(c)    1995(c)    DECEMBER 31, 1994(c)
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $ 12.56       $  13.84     $  11.60   $  12.44         $  15.00
Income from investment operations:
  Net investment income                                0.39 (d)(e)    0.25         0.53       0.72             0.35
  Net realized and unrealized gain (loss) on
    investments                                       (5.10)         (1.53)        2.19      (0.84)           (2.46)
    Net increase (decrease) from investment
      operations                                      (4.71)         (1.28)        2.72      (0.12)           (2.11)
  Redemption fees retained                             0.28             --           --         --               --
Distributions to shareholders:
  From net investment income                          (0.60)            --        (0.48)     (0.72)           (0.35)
  From net realized gain on investments               --                --           --         --            (0.10)
    Total distributions                               (0.60)            --        (0.48)     (0.72)           (0.45)
Net asset value, end of period                      $  7.53       $  12.56     $  13.84   $  11.60         $  12.44
Market value, end of period                             N/A       $  11.81     $  11.63   $   9.75         $   9.75
Total investment return (based on market value)         N/A           1.62 %(f)   24.18%      6.60%          (32.16)%(f)
Total investment return (based on net asset
  value)                                             (37.09)%(g)     (9.25)%(f)   23.59%     (0.95)%         (14.07)%(f)
------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)                 $87,517       $457,379     $504,012   $422,348         $452,872
Ratio of net investment income to average net
  assets:
  With expense reductions and reimbursement            3.84%          2.03%(h)     4.07%      6.33%            2.75%(h)
  Without expense reductions and reimbursement         3.43%          1.95%(h)     4.04%      6.30%            2.75%(h)
Ratio of expenses to average net assets
  excluding interest expense:
  With expense reductions and reimbursement            1.73%          1.75%(h)     1.82%      1.77%            2.01%(h)
  Without expense reductions and reimbursement         2.14%          1.83%(h)     1.85%      1.80%            2.01%(h)
Ratio of interest expense to average net
  assets(i)                                            0.20%           N/A          N/A        N/A              N/A
Portfolio turnover rate(i)                              111%           184%(h)      138%        75%              56%
------------------------------------------------------------------------------------------------------------------------

(a) All capital shares issued and outstanding of the predecessor fund on October 31, 1997 were reclassified as Class A shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("predecessor fund") for the period
    January 11, 1994 (commencement of operations) up to and including
    October 31, 1997. The fees and expenses of the fund differ from those of the predecessor fund.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Before reimbursement the net investment income per share would have been reduced by $0.04.
(f) Not annualized.
(g) Total investment return does not include sales charges.
(h) Annualized.
(i) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as whole without distinguishing between the classes of shares issued.
N/A Not applicable.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                    CLASS B(a)
                                                              ----------------------
                                                              YEAR ENDED OCTOBER 31,
                                                                     1998(b)
------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $ 12.56
Income from investment operations:
  Net investment income                                                 0.31(c)(d)
  Net realized and unrealized gain (loss) on investments               (5.07)
    Net increase (decrease) from investment operations                 (4.76)
Redemption fees retained                                                0.28
Distributions to shareholders:
  From net investment income                                           (0.59)
  From net realized gain on investments                                   --
    Total distributions                                                (0.59)
Net asset value, end of period                                       $  7.49
Total investment return (based on net asset value)                    (39.76)%(e)
------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000s)                                  $   154
Ratio of net investment income to average net assets:
  With expense reductions and reimbursement                             3.09%
  Without expense reductions and reimbursement                          2.68%
Ratio of expenses to average net assets excluding interest
  expense:
  With expense reductions and reimbursement                             2.48%
  Without expense reductions and reimbursement                          2.89%
Ratio of interest expense to average net assets(f)                      0.20%
Portfolio turnover rate(f)                                               111%
------------------------------------------------------------------------------------

(a) Commencing November 1, 1997, the fund began offering Class B shares.
(b) These selected per share data were calculated based upon the average shares outstanding during the period.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Before reimbursement the net investment income per share would have been reduced by $0.04.
(e) Total investment return does not include sales charges.
(f) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as whole without distinguishing between the classes of shares issued.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with         shares
                                       a pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                     B-11                            MCF--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                         INVESTOR'S
                                        SALES CHARGE
                                  -------------------------
AMOUNT OF INVESTMENT              AS A % OF     AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE INVESTMENT
-----------------------------------------------------------
             Less than $   25,000    5.50%         5.82%
$ 25,000 but less than $   50,000    5.25          5.54
$ 50,000 but less than $  100,000    4.75          4.99
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    3.00          3.09
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                         INVESTOR'S
                                        SALES CHARGE
                                  -------------------------
AMOUNT OF INVESTMENT              AS A % OF     AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE INVESTMENT
-----------------------------------------------------------
             Less than $   50,000    4.75%         4.99%
$ 50,000 but less than $  100,000    4.00          4.17
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    2.50          2.56
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                  -------------------------
AMOUNT OF INVESTMENT              AS A % OF     AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE INVESTMENT
-----------------------------------------------------------
             Less than $  100,000     1.00%         1.01%
$100,000 but less than $  250,000     0.75          0.76
$250,000 but less than $1,000,000     0.50          0.50
----------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR

CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a


MCF--03/99                           B-12

                                 -------------
                                 THE AIM FUNDS
                                 -------------

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                       50                                                   50
IRA, Education IRA or Roth IRA                   250                                                  50
All other accounts                               500                                                  50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed Account Application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed Account Application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase.
-----------------------------------------------------------------------------------------------------------

                                     B-13                            MCF--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF

AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND
If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--03/99                           B-14

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                              you do not hold physical share certificates; (4) you can
                              provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                              not previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not redeem by telephone. The transfer agent must receive your call during the hours the NYSE is open for
                              business in order to effect the redemption at that day's
                              closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the New York Stock Exchange (NYSE), we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.
SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                     B-15                            MCF--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGE (Class A shares only)
You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if
       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;
       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;


MCF--03/99                           B-16

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the issuance of shares being purchased in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

------------------------------------------------------------------------------
 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET-TIMING ACTIVITY.
------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS
You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                     B-17                            MCF--03/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--03/99                           B-18

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

-----------------------------------
AIM Developing Markets Fund
SEC 1940 Act file number: 811-05426
-----------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com   DVM-PRO-1     INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                     B-19                            MCF--03/99

                                   APPENDIX C
                          AIM DEVELOPING MARKETS FUND
                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND ENDURES TUMULTUOUS YEAR IN EMERGING MARKETS

  Global market volatility dominated financial news in 1998. How did the Fund perform in this environment?

     We have been in a very challenging environment over the last year. The Fund has suffered from the particular crises hitting individual countries, but it has also been hurt by the increasingly negative perception of the riskiness of emerging market investing.

     Results for the fiscal year ended October 31, 1998 were quite disappointing. Total return was -37.09% for Class A shares. In comparison, the MSCI Emerging Markets Free Index had a return of -30.98%.

     Since their inception on November 3, 1997, Class B shares had a cumulative total return of -39.76%.

  Why was market turmoil so pervasive?

     The chain reaction started in Asia. Devalued currencies plus billions in bad loans curtailed the region's ability to purchase goods and raw materials from the world's sellers. When Asian companies flooded global commodities markets with their inventories to produce desperately needed revenues, the combination of oversupply and weakened demand caused prices to plummet, contributing to worldwide deflation.

     Meanwhile, investors worried over news of Russia's overwhelming government debt and the speculative borrowing practiced by its private banks. The situation was especially troubling because it was set against a backdrop of weakening oil and commodity prices. In August, Russia attempted to stabilize the banking system by floating the ruble and suspending repayment of much of its foreign debt. These events spurred a worldwide flight to quality, resulting in a broad-based selloff. Even though Russia has a relatively small economy and engages in just a tiny portion of world trade, many investors sustained millions of dollars in losses from their exposure to both its debt and its equity markets.

     In the wake of the Asian and Russian crises, investors began to reduce their exposure to emerging markets. Latin America as well as the more open markets in the Emerging EMEA (Europe, Middle East, and Africa) region suffered both from investor flight and from the associated rising interest rates.

  What is your overall strategy in managing the Fund?

     First we determine the portfolio's target country allocations through a top-down process that evaluates and scores countries based on their economic growth, monetary cycle, government policy, and overall earnings growth. Our stock research and selection process identifies stocks demonstrating growth, but at a reasonable price. We then adjust our top-down allocation depending on the availability of stocks suitable for investment in a particular country or sector.

  What are the most significant changes you've made in the portfolio recently?

     The most important strategy we've taken in the last few months has been to concentrate the portfolio in the markets and stocks where we are most confident about the growth and valuation outlook. We've deliberately reduced the breadth of holdings, and we've eliminated exposure to such highly unstable markets as Pakistan, Sri Lanka, the Philippines, Thailand, and Malaysia. We've also virtually eliminated the Fund's exposure to Russia. We don't expect to invest in the Russian market until the political and economic environment has stabilized.

  Your largest country allocations are in latin america. Why did you favor this region?

     Despite recent market turbulence, we still believe in Latin America's long-term potential. Relative to Asia, Latin America stands to perform much better because of its more favorable trade ties to the United

States. The governments of the major economies in Latin America continue to emphasize responsible fiscal and monetary policies. We feel that many are truly committed to reform and deregulation. In fact, we've already witnessed important restructuring efforts in the banking industries of several Latin American countries and the first stages of fiscal reform in Brazil.

  Which stocks did you like?

     In Brazil, we own a number of privatization candidates. Many of the larger utilities in Brazil appear undervalued given the strong medium-term growth prospects for the economy. We emphasized oil and natural resource stocks because they benefit from U.S. dollar revenues and from privatization efforts, which should encourage greater operating efficiency. We also liked Brazil's utilities such as Companhia Energetica de Minas Gerais (CEMIG), provider of electric power to the Brazilian state of Minas Gerais. With political uncertainties now reduced, such stocks have attracted investor interest once again.

     Our largest country allocation was in Mexico, which we believe will show relatively stable economic growth into 1999. We've focused on blue chips as well as stocks that stand to benefit from the large devaluation of the peso. Although earnings will certainly be affected this year by the monetary correction, it should help the competitive position of companies like Fomento Economico Mexicano, S.A. de C.V., a soft-drink producer that exports to 63 countries around the world.

  Where else did you find opportunities?

     One of the advantages of a global emerging markets portfolio is its diversity. We have found a number of investments that were relatively sheltered from global economic difficulties. For example, Hindustan Lever, one of the largest low-end consumer good manufacturers in India, has announced better-than-anticipated earnings expectations. The company makes soap, toothpaste, and other personal care products.

     Global volatility has created good buying opportunities in such smaller markets as Egypt and Morocco, which have demonstrated relatively strong growth, falling interest rates, a decline in inflation, and attractive valuations.

     Similarly, problems in Russia have affected the prices of some of Eastern Europe's more attractive stocks. For instance, Magyar Olaj-es Gazipari
(MOL) -- the gas distributor in Hungary, and KREDYT BANK of Poland are both strong stocks that we believe are trading at a discount.

     We've raised our weighting in Greece, which is committed to joining Europe's Economic and Monetary Union (EMU). In anticipation of that goal, the country has made major strides in economic and fiscal reform. An example of a Greek company we liked is Stet Hellas, a cellular company that has shown very strong earnings growth in recent quarters.

  What about emerging-markets debt?

     Political and currency instabilities have kept us in a cautious mode with this asset class. At the end of the reporting period, just over 11% of the portfolio was in foreign government and government agency obligations. The largest allocation went to Mexican government debt; the remainder was spread across several Eastern European and Latin American countries. We have very limited exposure to corporate bonds, with a scattering of holdings in Argentina, Brazil, and a few other countries.

  What is your outlook for emerging markets and for the Fund?

     Although we expect growth to be disappointing over the next year, we believe that emerging markets continue to offer a long-term investment option for the most aggressive investors. The fundamentals driving growth in emerging markets are still there: consumption, industrialization, a maturing financial services industry, and continuing investment in infrastructure.

     Emerging markets potentially can offer earnings growth rates that exceed those in developed countries; however, there are also many more risks associated with this type of investment. We urge you to read your prospectus for more information about the Fund's objectives, strategies, and risks.

PORTFOLIO COMPOSITION
AS OF OCTOBER 31, 1998, BASED ON TOTAL NET ASSETS

TOP 10 PORTFOLIO HOLDINGS
-------------------------
1.  Telecomunicacoes Brasileiras S.A. (Telebras)
  Preferred -- ADR..........................................  (Brazil)          4.3%
2.  Telefonos de Mexico, S.A. de C.V. "L" -- ADR............  (Mexico)          3.0
3.  Merrill Lynch -- Kospi 200 Call Warrants, due 9/9/99....  (United States)   2.9
4.  Petroleo Brasileiro, S.A. (Petrobras) Preferred.........  (Brazil)          2.3
5.  Companhia Energetica de Minas Gerais (CEMIG) -- ADR.....  (Brazil)          2.2
6.  South African Breweries Ltd.............................  (South Africa)    2.0
7.  Hellenic Telecommunication Organization S.A. (OTE)......  (Greece)          1.9
8.  Magyar Tavkozlesi Rt. -- ADR............................  (Hungary)         1.8
9.  Grupo Carso, S.A. de C.V. "A1"..........................  (Mexico)          1.8
10. MISR Elgadida for Housing and Reconstruction............  (Egypt)           1.8

TOP 10 INDUSTRIES                                TOP 10 COUNTRIES
-----------------                                ----------------
1.  Services...........................  20.2%   1.  Mexico.............................  16.3%
2.  Finance............................  15.0    2.  Brazil.............................  16.1
3.  Energy.............................   9.7    3.  South Africa.......................   6.9
4.  Consumer Non-Durables..............   9.5    4.  Argentina..........................   6.9
5.  Materials/Basic Industry...........   8.3    5.  India..............................   6.2
6.  Multi-Industry/Miscellaneous.......   6.7    6.  Taiwan.............................   5.9
7.  Technology.........................   4.3    7.  Greece.............................   5.8
8.  Capital Goods......................   2.9    8.  Egypt..............................   5.7
9.  Health Care........................   1.9    9.  United States......................   5.3
10. Consumer Durables..................   0.6    10. Israel.............................   4.2

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEXES

1/11/94--10/31/98


                AIM Developing            MSCI Emerging          IFC Investable
                 Markets Fund           Markets Free Index      Composite Index
1/11/94            $9,524                    $10,000                $10,000
4/30/94             7,943                      8,922                  8,601
10/31/94            9,314                     10,641                 10,176
4/30/95             7,250                      8,494                  7,776
10/31/95            7,664                      8,573                  7,782
4/30/96             9,036                      9,716                  8,963
10/31/96            9,581                      9,130                  8,598
4/30/97            10,511                     10,133                  9,433
10/31/97            9,092                      8,356                  7,735
4/30/98             9,427                      8,660                  8,018
10/31/98            5,720                      5,767                  5,503


AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges


CLASS A SHARES
Inception (1/11/94)            -10.98%
1 year                         -40.09*


CLASS B SHARES
Inception (11/3/97)            -42.63%**


ADVISOR CLASS SHARES
(sales charges do not apply)
Inception (11/3/97)            -39.21%***

*-37.09%, excluding sales charges
**-39.76%, excluding CDSC. Total return provided is cumulative total return that has not been annualized.
***Total return provided is cumulative total return that has not been annualized.

Sources: Towers Data Systems Hypo-Registered Trademark- and Bloomberg.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

On October 31, 1997, shareholders of record as of a certain date of GT Global Developing Markets Fund, Inc., a closed-end fund, became Class A shareholders of the Fund, an open-end fund. Performance of Class A shares prior to November 1, 1997 reflects the different fees and expenses of the closed-end fund.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. Use of these indexes is intended to give you a general idea of your Fund's comparative performance. It is important to understand the differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI Emerging Markets Free Index is not managed and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

Since the last reporting period, AIM Developing Markets Fund has elected to use the MSCI Emerging Markets Free Index as one of its benchmarks. This index more closely reflects the performance of the securities in which the Fund invests. The Fund will no longer be measured against the IFC Investable Composite Index, the index published in previous reports to shareholders.

Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.

                           AIM DEVELOPING MARKETS FUND
                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

                             AIM EASTERN EUROPE FUND

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information relates specifically to the proposed Reorganization whereby AIM Developing Markets Fund ("Developing Markets Fund"), a portfolio of AIM Investment Funds, would acquire all of the assets of AIM Eastern Europe Fund ("Eastern Europe Fund") in exchange solely for shares of Developing Markets Fund and the assumption by Developing Markets Fund of all of Eastern Europe Fund's liabilities. This Statement of Additional Information consists of this cover page, the pro forma financial statements of Developing Markets Fund (giving effect to the Reorganization) for the fiscal year ended October 31, 1998, and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of Developing Markets Fund, dated March 1, 1999.

         (2) The Annual Report to Shareholders of Developing Markets Fund for the fiscal year ended October 31, 1998.

         (3) The Annual Report to Shareholders of Eastern Europe Fund for the fiscal year ended October 31, 1998.

         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated July 1, 1999 relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling toll-free 1-800-347-4246. This Statement of Additional Information is dated July 1, 1999.

AIM Developing Markets Fund
AIM Eastern Europe Fund
Notes to Pro Forma Combining Financial Statements
October 31, 1998
(Unaudited)


Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization and Termination between AIM Eastern Europe Fund and AIM Developing Markets Fund, a portfolio of AIM Investment Funds, Inc., and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies, and the transaction of the tax-free reorganization of AIM Emerging Markets Fund and AIM Developing Markets Fund, both portfolios of AIM Investment Funds, Inc., transacted on February 18, 1999. The Agreement and Plan of Reorganization and Termination would be accomplished by an exchange of Class A shares of AIM Developing Markets Fund for the net assets of AIM Eastern Europe Fund and the distribution of AIM Developing Markets Fund Class A shares to AIM Eastern Europe Fund shareholders. If the Agreement and Plan of Reorganization and Termination had taken place at October 31, 1998, AIM Eastern Europe Fund shareholders would have received 6,256,807 shares of AIM Developing Markets Fund - Class A shares.

Note 2 - Pro Forma Adjustments

Pro forma adjustments have been made to reflect the contractual expenses of the surviving entity.

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998
                                   (UNAUDITED)

                                                                                  AIM Developing     AIM Emerging
                                                                                     Markets           Markets        Adjustments
INVESTMENT INCOME:
Interest                                                                           $  5,875,109      $    250,454
                                                                                   ------------      ------------     -----------
Dividends                                                                             4,212,609         4,700,768
     (net of $263,295 foreign withholding tax-AIM Developing Markets Fund)
     (net of $75,619 foreign withholding tax-AIM Eastern Europe Fund)
                                                                                   ------------      ------------     -----------
Securities lending income                                                               241,088           186,080
                                                                                   ------------      ------------     -----------
          Total investment income                                                    10,328,806         5,137,302
                                                                                   ============      ============     ===========

EXPENSES:
Investment management and administration fees                                         1,740,733         1,660,548
                                                                                   ------------      ------------     -----------
Administration fees                                                                          --
                                                                                   ------------      ------------     -----------
Transfer agent fees                                                                     538,250         1,069,500
                                                                                   ------------      ------------     -----------
Service and distribution expenses: Class A                                              454,554           406,198
                                                                                   ------------      ------------     -----------
Service and distribution expenses: Class B                                                1,576           871,360
                                                                                   ------------      ------------     -----------
Professional fees                                                                       360,255           122,310
                                                                                   ------------      ------------     -----------
Interest expense                                                                        359,635           447,556
                                                                                   ------------      ------------     -----------
Printing and postage expenses                                                           312,740           219,000
                                                                                   ------------      ------------     -----------
Custodian fees                                                                          155,690           160,000
                                                                                   ------------      ------------     -----------
Registration and filing fees                                                             96,900            74,900
                                                                                   ------------      ------------     -----------
Amortization of organization costs                                                       70,755
                                                                                   ------------      ------------     -----------
Fund accounting fees                                                                     53,782            45,603
                                                                                   ------------      ------------     -----------
Trustees' fees and expenses                                                              30,660            13,870
                                                                                   ------------      ------------     -----------
Other expenses                                                                           17,000            10,950
                                                                                   ------------      ------------     -----------
          Total expenses                                                              4,192,530         5,101,795
                                                                                   ============      ============     ===========
Less  Expense reimbursement by AIM Advisors, Inc.                                      (691,157)         (821,992)
                                                                                   ------------      ------------     -----------
         Expense reductions                                                            (41,663)          (39,255)
                                                                                   ------------      ------------     -----------
          Net expenses                                                                3,459,710         4,240,548
                                                                                   ============      ============     ===========
Net investment income                                                                 6,869,096           896,754
                                                                                   ============      ============     ===========

Net realized and unrealized gain (loss) on investments and foreign currencies:
     Net realized loss on investments                                               (81,224,308)      (72,668,661)
                                                                                   ------------      ------------     -----------
     Net realized loss on foreign currency transactions                              (2,134,815)       (2,512,849)
                                                                                   ------------      ------------     -----------
           Net realized loss during the year                                        (83,359,123)      (75,181,510)
                                                                                   ============      ============     ===========
     Net change in unrealized appreciations (depreciation) on
        translation of assets and liabilities in foreign currencies                     197,153           601,285
                                                                                   ------------      ------------     -----------
     Net change in unrealized appreciation (depreciation) of investments             13,544,276         5,031,551
                                                                                   ------------      ------------     -----------
            Net unrealized appreciation (depreciation) during the year               13,741,429         5,632,836
                                                                                   ============      ============     ===========
Net realized and unrealized loss on investments and foreign currencies              (69,617,694)      (69,548,674)
                                                                                   ============      ============     ===========
Net decrease in net assets resulting from operations                               ($62,748,598)     ($68,651,920)
                                                                                   ============      ============     ===========

                                                                                     Pro Forma         AIM Eastern
                                                                                     Combining            Europe
INVESTMENT INCOME:
Interest                                                                           $   6,125,563      $     840,587
                                                                                   -------------      -------------
Dividends                                                                              8,913,377            497,178
     (net of $263,295 foreign withholding tax-AIM Developing Markets Fund)
     (net of $75,619 foreign withholding tax-AIM Eastern Europe Fund)
                                                                                   -------------      -------------
Securities lending income                                                                427,168                 --
                                                                                   -------------      -------------
         Total investment income                                                      15,466,108          1,337,765
                                                                                   =============      =============

EXPENSES:
Investment management and administration fees                                          3,401,281          1,017,796
                                                                                   -------------      -------------
Administration fees                                                                            0            162,844
                                                                                   -------------      -------------
Transfer agent fees                                                                    1,607,750             29,713
                                                                                   -------------      -------------
Service and distribution expenses: Class A                                               860,752                 --
                                                                                   -------------      -------------
Service and distribution expenses: Class B                                               872,936                 --
                                                                                   -------------      -------------
Professional fees                                                                        482,565             59,412
                                                                                   -------------      -------------
Interest expense                                                                         807,191                 --
                                                                                   -------------      -------------
Printing and postage expenses                                                            531,740             73,465
                                                                                   -------------      -------------
Custodian fees                                                                           315,690             42,988
                                                                                   -------------      -------------
Registration and filing fees                                                             171,800                 --
                                                                                   -------------      -------------
Amortization of organization costs                                                        70,755                 --
                                                                                   -------------      -------------
Fund accounting fees                                                                      99,385                 --
                                                                                   -------------      -------------
Trustees' fees and expenses                                                               44,530             34,432
                                                                                   -------------      -------------
Other expenses                                                                            27,950             54,438
                                                                                   -------------      -------------
          Total expenses                                                               9,294,325          1,475,088
                                                                                   =============      =============
Less  Expense reimbursement by AIM Advisors, Inc.                                     (1,513,149)           (40,711)
                                                                                   -------------      -------------
         Expense reductions                                                             (80,918)                --
                                                                                   -------------      -------------
          Net expenses                                                                 7,700,258          1,434,377
                                                                                   =============      =============
Net investment income                                                                  7,765,850            (96,612)
                                                                                   =============      =============

Net realized and unrealized gain (loss) on investments and foreign currencies:
     Net realized loss on investments                                               (153,892,969)        (7,904,517)
                                                                                   -------------      -------------
     Net realized loss on foreign currency transactions                               (4,647,664)          (194,719)
                                                                                   -------------      -------------
           Net realized loss during the year                                        (158,540,633)        (8,099,236)
                                                                                   =============      =============
     Net change in unrealized appreciations (depreciation) on
        translation of assets and liabilities in foreign currencies                      798,438            (49,219)
                                                                                   -------------      -------------
     Net change in unrealized appreciation (depreciation) of investments              18,575,827        (38,905,480)
                                                                                   -------------      -------------
            Net unrealized appreciation (depreciation) during the year                19,374,265        (38,954,699)
                                                                                   =============      =============
Net realized and unrealized loss on investments and foreign currencies              (139,166,368)       (47,053,935)
                                                                                   =============      =============
Net decrease in net assets resulting from operations                               $(131,400,518)     $ (47,150,547)
                                                                                   =============      =============

                                                                                                    Pro Forma
                                                                                    Adjustments     Combining
INVESTMENT INCOME:
Interest                                                                                          $  6,966,150
                                                                                    ---------     -------------
Dividends                                                                                            9,410,555
     (net of $263,295 foreign withholding tax-AIM Developing Markets Fund)
     (net of $75,619 foreign withholding tax-AIM Eastern Europe Fund)
                                                                                    ---------     -------------
Securities lending income                                                                              427,168
                                                                                    ---------     -------------
          Total investment income                                                                   16,803,873
                                                                                    =========     =============

EXPENSES:
Investment management and administration fees                                        (260,627)       4,158,450
                                                                                    ---------     -------------
Administration fees                                                                  (162,844)               0
                                                                                    ---------     -------------
Transfer agent fees                                                                                  1,637,463
                                                                                    ---------     -------------
Service and distribution expenses: Class A                                            202,330        1,063,082
                                                                                    ---------     -------------
Service and distribution expenses: Class B                                                             872,936
                                                                                    ---------     -------------
Professional fees                                                                                      541,977
                                                                                    ---------     -------------
Interest expense                                                                                       807,191
                                                                                    ---------     -------------
Printing and postage expenses                                                                          605,205
                                                                                    ---------     -------------
Custodian fees                                                                                         358,678
                                                                                    ---------     -------------
Registration and filing fees                                                                           171,800
                                                                                    ---------     -------------
Amortization of organization costs                                                                      70,755
                                                                                    ---------     -------------
Fund accounting fees                                                                   24,835          124,220
                                                                                    ---------     -------------
Trustees' fees and expenses                                                                             78,962
                                                                                    ---------     -------------
Other expenses                                                                                          82,388
                                                                                    ---------     -------------
          Total expenses                                                             (196,306)      10,573,107
                                                                                    =========     =============
Less  Expense reimbursement by AIM Advisors, Inc.                                                   (1,553,860)
                                                                                    ---------     -------------
         Expense reductions                                                                           (80,918)
                                                                                    =========     =============
          Net expenses                                                               (196,306)       8,938,329
                                                                                    =========     =============
Net investment income                                                                 196,306        7,865,544
                                                                                    =========     =============

Net realized and unrealized gain (loss) on investments and foreign currencies:
     Net realized loss on investments                                                             (161,797,486)
                                                                                    ---------     -------------
     Net realized loss on foreign currency transactions                                             (4,842,383)
                                                                                    ---------     -------------
           Net realized loss during the year                                                      (166,639,869)
                                                                                    =========     =============
     Net change in unrealized appreciations (depreciation) on
        translation of assets and liabilities in foreign currencies                                    749,219
                                                                                    ---------     -------------
     Net change in unrealized appreciation (depreciation) of investments                           (20,329,653)
                                                                                    ---------     -------------
            Net unrealized appreciation (depreciation) during the year                             (19,580,434)
                                                                                    =========     =============
Net realized and unrealized loss on investments and foreign currencies                            (186,220,303)
                                                                                    =========     =============
Net decrease in net assets resulting from operations                                $ 196,306     $(178,354,759)
                                                                                    =========     =============

See Accompanying Notes to Pro Forma Combining Financial Statements.

                           AIM DEVELOPING MARKETS FUND
                              AIM EMERGING MARKETS
                             AIM EASTERN EUROPE FUND
            Pro Forma Combining Statements of Assets and Liabilities
                                October 31, 1998
                                   (Unaudited)

                                                                        AIM Developing    AIM Emerging      Pro Forma
                                                                            Markets          Markets        Combining
                                                                         ------------     ------------     ------------
ASSETS:
Investments, at market value                                             $ 90,220,411     $ 95,678,089     $185,898,500
                                                                         ------------     ------------     ------------
     (cost $117,236,708-AIM Developing Markets Fund)
     (cost $73,141,633-AIM Eastern Europe Fund)
                                                                         ------------     ------------     ------------
Repurchase agreement, at value and cost                                            --                                 0
                                                                         ------------     ------------     ------------
U.S. currency                                                                     895              827            1,722
                                                                         ------------     ------------     ------------
Foreign currencies                                                            723,408        1,235,418        1,958,826
                                                                         ------------     ------------     ------------
     (cost $730,519-AIM Developing Markets Fund)
     (cost $99,392-AIM Eastern Europe Fund)
                                                                         ------------     ------------     ------------
Receivable for Securities Sold                                                903,099           66,130          969,229
                                                                         ------------     ------------     ------------
Receivable for Fund shares sold                                                 5,619          413,554          419,173
                                                                         ------------     ------------     ------------
Dividends and foreign withholding taxes receivable                            268,551          320,223          588,774
                                                                         ------------     ------------     ------------
Prepaid expenses                                                                   --                                 0
                                                                         ------------     ------------     ------------
Interest receivable                                                           424,599            2,692          427,291
                                                                         ------------     ------------     ------------
Unamortized organizational costs                                               14,557                            14,557
                                                                         ------------     ------------     ------------
          Total assets                                                     92,561,139       97,716,933      190,278,072
                                                                         ============     ============     ============

LIABILITIES:
Payables for:
                                                                         ------------     ------------     ------------
   Securities purchased                                                     3,823,511        3,143,073        6,966,584
                                                                         ------------     ------------     ------------
   Fund shares repurchased                                                    394,946          288,586          683,532
                                                                         ------------     ------------     ------------
   Investment management and administration fees                              356,752          394,425          751,177
                                                                         ------------     ------------     ------------
   Service and distribution expenses                                           96,087          147,714          243,801
                                                                         ------------     ------------     ------------
   Professional fees                                                           49,710           43,949           93,659
                                                                         ------------     ------------     ------------
   Transfer agent fees                                                         30,788          136,937          167,725
                                                                         ------------     ------------     ------------
   Trustees' fees and expenses                                                 25,309            4,101           29,410
                                                                         ------------     ------------     ------------
   Custodian                                                                   10,081            8,199           18,280
                                                                         ------------     ------------     ------------
   Registration and filing fees                                                 7,596           24,709           32,305
                                                                         ------------     ------------     ------------
   Printing and postage expenses                                                6,093          102,809          108,902
                                                                         ------------     ------------     ------------
   Open forward foreign currency contracts                                        950                               950
                                                                         ------------     ------------     ------------
   Fund Accounting fees                                                           883            4,847            5,730
                                                                         ------------     ------------     ------------
   Administration fees                                                             --                                 0
                                                                         ------------     ------------     ------------
Other accrued expenses                                                         57,979           15,003           72,982
                                                                         ------------     ------------     ------------
         Total liabilities                                                  4,860,685        4,314,352        9,175,037
                                                                         ============     ============     ============

Net assets applicable to shares outstanding                                87,700,454       93,402,581      181,103,035
                                                                         ============     ============     ============

NET ASSETS:

Class A                                                                  $ 87,517,225     $ 43,925,435     $131,442,660
                                                                         ============     ============     ============
Class B                                                                  $    153,941     $ 49,439,410     $ 49,593,351
                                                                         ============     ============     ============
Advisor Class                                                            $     29,288     $     37,736     $     67,024
                                                                         ============     ============     ============

SHARES OUTSTANDING:

Class A                                                                    11,616,154        5,964,824       17,446,312
                                                                         ------------     ------------     ------------
Class B                                                                        20,565        6,894,258        6,620,273
                                                                         ------------     ------------     ------------
Class C                                                                         3,877            5,067            8,877
                                                                         ------------     ------------     ------------

Class A:
     Net asset value and redemption price per share                      $       7.53     $       7.36     $       7.53
                                                                         ------------     ------------     ------------
      Offering price per share:
      (Net asset value of $7.53/95.25%)-AIM Developing Markets Fund)     $       7.91
                                                                         ============     ============     ============
Class B:
     Net asset value and offering price per share                        $       7.49     $       7.17     $       7.49
                                                                         ============     ============     ============
Class C:
     Net asset value and offering price per share                        $       7.55     $       7.45     $       7.55
                                                                         ============     ============     ============

                                                                         AIM Eastern       Pro Forma
                                                                            Europe         Combining
                                                                         ------------     ------------
ASSETS:
Investments, at market value                                             $ 41,708,968     $227,607,468
                                                                         ------------     ------------
     (cost $117,236,708-AIM Developing Markets Fund)
     (cost $73,141,633-AIM Eastern Europe Fund)
                                                                         ------------     ------------
Repurchase agreement, at value and cost                                     5,036,000        5,036,000
                                                                         ------------     ------------
U.S. currency                                                                     685            2,407
                                                                         ------------     ------------
Foreign currencies                                                             97,972        2,056,798
                                                                         ------------     ------------
     (cost $730,519-AIM Developing Markets Fund)
     (cost $99,392-AIM Eastern Europe Fund)
                                                                         ------------     ------------
Receivable for Securities Sold                                                635,491        1,604,720
                                                                         ------------     ------------
Receivable for Fund shares sold                                                    --          419,173
                                                                         ------------     ------------
Dividends and foreign withholding taxes receivable                            132,076          720,850
                                                                         ------------     ------------
Prepaid expenses                                                                4,905            4,905
                                                                         ------------     ------------
Interest receivable                                                               741          428,032
                                                                         ------------     ------------
Unamortized organizational costs                                                   --           14,557
                                                                         ------------     ------------
          Total assets                                                     47,616,838      237,894,910
                                                                         ============     ============

LIABILITIES:
Payables for:
                                                                         ------------     ------------
   Securities purchased                                                       310,383        7,276,967
                                                                         ------------     ------------
   Fund shares repurchased                                                         --          683,532
                                                                         ------------     ------------
   Investment management and administration fees                               38,395          789,572
                                                                         ------------     ------------
   Service and distribution expenses                                               --          243,801
                                                                         ------------     ------------
   Professional fees                                                           53,350          147,009
                                                                         ------------     ------------
   Transfer agent fees                                                             --          167,725
                                                                         ------------     ------------
   Trustees' fees and expenses                                                 10,400           39,810
                                                                         ------------     ------------
   Custodian                                                                    2,500           20,780
                                                                         ------------     ------------
   Registration and filing fees                                                    --           32,305
                                                                         ------------     ------------
   Printing and postage expenses                                               75,000          183,902
                                                                         ------------     ------------
   Open forward foreign currency contracts                                         --              950
                                                                         ------------     ------------
   Fund Accounting fees                                                            --            5,730
                                                                         ------------     ------------
   Administration fees                                                          7,132            7,132
                                                                         ------------     ------------
Other accrued expenses                                                         20,132           93,114
                                                                         ------------     ------------
         Total liabilities                                                    517,292        9,692,329
                                                                         ============     ============
Net assets applicable to shares outstanding                                47,099,546      228,202,581
                                                                         ============     ============

NET ASSETS:

Class A                                                                  $ 47,099,546     $178,542,206
                                                                         ============     ============
Class B                                                                            --     $ 49,593,351
                                                                         ============     ============
Advisor Class                                                                      --     $     67,024
                                                                         ============     ============

SHARES OUTSTANDING:

Class A                                                                     6,516,426       23,703,119
                                                                         ============     ============
Class B                                                                            --        6,620,273
                                                                         ============     ============
Class C                                                                            --            8,877
                                                                         ============     ============

Class A:
     Net asset value and redemption price per share                      $       7.23     $       7.53
      Offering price per share:
      (Net asset value of $7.53/95.25%)-AIM Developing Markets Fund)               --               --
                                                                         ============     ============
Class B:
     Net asset value and offering price per share                                  --     $       7.49
                                                                         ============     ============
Class C:
     Net asset value and offering price per share                                  --     $       7.55
                                                                         ============     ============

See Accompanying Notes to Pro Forma Combining Financial Statements.

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                                  SHARES
    AIM            AIM          Pro Forma          AIM        Pro Forma
 Developing      Emerging       Combining        Eastern      Combining
   Markets        Markets                         Europe
                                                                             EQUITY INVESTMENTS (81.9%)
                                                                             SERVICES (20.4%)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                                            Telecomunicacoes Brasileiras S.A. (Telebras)
    49,291        59,262          108,553                       108,553     Preferred - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    50,583        48,027           98,610                        98,610     Telefonos de Mexico, S.A. de C.V. "L" - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    74,322        57,266          131,588                       131,588     Hellenic Telecommunication Organization S.A. (OTE)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    59,100        67,990          127,090          202,700      329,790     Magyar Tavkozlesi Rt. - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                    64,000       64,000     Julius Meinl International AG
                                                                            (Retailers - Food)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    80,900        81,400          162,300                       162,300     Telefonica del Peru S.A. - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
   748,662       995,730        1,744,392                     1,744,392     Cifra, S.A. de C.V. "V" (b)
                                                                            (Retailers - Other)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    27,528        30,983           58,511                        58,511     Telefonica de Argentina S.A. - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                                            Telecomunicacoes de Sao Paulo S.A. (TELESP):
                                                                            (Telephone Regional/Local)
 7,001,000    10,859,000       17,860,000                    17,860,000         Common (b)
   150,157       185,406          335,563                       335,563          Preferred
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    26,700        35,100           61,800                        61,800     Grupo Televisa, S.A. de C.V. - GDR (a)(b)
                                                                            (Broadcasting & Publishing)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    24,976        24,829           49,805                        49,805     STET Hellas Telecommunications S.A. - ADR (a)(b)
                                                                            (Wireless Communications)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                                            Mahanagar Telephone Nigam Ltd. (a)(b)(c)
                                                                            (Telecom - Other)
                  43,300           43,300                        43,300     GDR
   143,500        84,400          227,900                       227,900     Common
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                    37,000       37,000     Danubius Hotels and Spa Rt. (b)
                                                                            (Leisure & Tourism)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
 7,132,127    10,607,155       17,739,282                    17,739,282     Companhia de Saneamento Basico do Estado de Sao Paulo
                                                                            (Business & Public Services)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    37,000        37,000           74,000                        74,000     Videsh Sanchar Nigam Ltd. - Reg S GDR (a)(b)(c)
                                                                            (Telecom - Other)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    15,500        27,900           43,400                        43,400     Nortel Inversora S.A. - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    10,300        19,400           29,700                        29,700     Telecom Argentina S.A. - ADR (a)
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
     2,320         2,809            5,129                         5,129     ONA (Omnium Nord Africain) S.A. "A"
                                                                            (Business & Public Services)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    86,900       108,700          195,600                       195,600     Bezeq Israeli Telecommunication Corporation Ltd.
                                                                            (Telephone Networks)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                   295,000      295,000     Nizhny Novgorod Sviazinform (a)
                                                                            (Telecom - Other)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
    14,898        18,591           33,489                        33,489     Blue Square Chain Investments & Properties Ltd. (b)
                                                                            (Retailers - Food)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------
                                                                            Russian Telecommunication Development Corp.
                                                                            (Telephone Networks)
                                                    52,600       52,600     Non-Voting (a)(b)(d)(e)
                                                    38,400       38,400     Voting (a)(b)(d)(e)
 ---------    ----------       ----------        ---------   ----------     -----------------------------------------------------


                                                                             MARKET VALUE
                                                                     AIM         AIM       Pro Forma     AIM       Pro Forma
                                                                  Developing   Emerging    Combining    Eastern    Combining
                                                         Country    Markets     Markets                 Europe
 EQUITY INVESTMENTS (81.9%)
 SERVICES (20.4%)

Telecomunicacoes Brasileiras S.A. (Telebras)
Preferred - ADR (a)                                        BRZL    3,743,034   4,500,208   8,243,242               8,243,242
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Telefonos de Mexico, S.A. de C.V. "L" - ADR (a)            MEX     2,671,415   2,536,426   5,207,841               5,207,841
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Hellenic Telecommunication Organization S.A. (OTE)         GREC    1,690,938   1,302,888   2,993,826               2,993,826
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Magyar Tavkozlesi Rt. - ADR (a)                            HGRY    1,588,313   1,827,231   3,415,544   5,447,562   8,863,106
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Julius Meinl International AG                              ASTRI                                       1,319,248   1,319,248
(Retailers - Food)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Telefonica del Peru S.A. - ADR (a)                         PERU    1,051,700   1,058,200   2,109,900               2,109,900
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Cifra, S.A. de C.V. "V" (b)                                MEX     1,015,210   1,350,243   2,365,453               2,365,453
(Retailers - Other)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Telefonica de Argentina S.A. - ADR (a)                     ARG       910,145   1,024,375   1,934,520               1,934,520
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Telecomunicacoes de Sao Paulo S.A. (TELESP):               BRZL
(Telephone Regional/Local)
    Common (b)                                                       760,144   1,179,032   1,939,176               1,939,176
     Preferred                                                        25,177      31,088      56,265                  56,265
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Grupo Televisa, S.A. de C.V. - GDR (a)(b)                  MEX       724,238     952,088   1,676,326               1,676,326
(Broadcasting & Publishing)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
STET Hellas Telecommunications S.A. - ADR (a)(b)           GREC      655,620     651,761   1,307,381               1,307,381
(Wireless Communications)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Mahanagar Telephone Nigam Ltd. (a)(b)(c)                   IND
(Telecom - Other)
GDR                                                                              465,475     465,475                 465,475
Common                                                               620,816     365,135     985,951                 985,951
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Danubius Hotels and Spa Rt. (b)                            HGRY                                          597,159     597,159
(Leisure & Tourism)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Companhia de Saneamento Basico do Estado de Sao Paulo      BRZL      574,014     853,695   1,427,709               1,427,709
(Business & Public Services)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Videsh Sanchar Nigam Ltd. - Reg S GDR (a)(b)(c)            IND       388,500     388,500     777,000                 777,000
(Telecom - Other)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Nortel Inversora S.A. - ADR (a)                            ARG       344,875     620,775     965,650                 965,650
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Telecom Argentina S.A. - ADR (a)                           ARG       332,175     625,650     957,825                 957,825
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
ONA (Omnium Nord Africain) S.A. "A"                        MOR       301,551     365,111     666,662                 666,662
(Business & Public Services)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Bezeq Israeli Telecommunication Corporation Ltd.           ISRL      249,999     312,714     562,713                 562,713
(Telephone Networks)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Nizhny Novgorod Sviazinform (a)                            RUS                                           247,800     247,800
(Telecom - Other)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Blue Square Chain Investments & Properties Ltd. (b)        ISRL      190,525     237,753     428,278                 428,278
(Retailers - Food)
-----------------------------------------------------      ----    ---------   ---------   ---------   ---------   ---------
Russian Telecommunication Development Corp.                RUS
(Telephone Networks)
Non-Voting (a)(b)(d)(e)                                                                                  129,396     129,396
Voting (a)(b)(d)(e)                                                                                       94,464      94,464

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                                      SHARES
   AIM              AIM           Pro Forma          AIM         Pro Forma
Developing        Emerging        Combining         Eastern      Combining
  Markets          Markets                          Europe
                                                                                 Samara Svyazinform
                                                                                 (Telephone - Regional/Local)
                                                     4,600            4,600      Common (a)(e)
                                                     8,900            8,900      Preferred (a)(e)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                    14,109           14,109      Chelyabinsk Svyazinform (a)
                                                                                 (Telecom - Other)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                     1,400            1,400      Technoimpex (a)(b)(d)(e)
                                                                                 (Wholesale & International Trade)
----------       ----------       ----------       -------       ----------      -------------------------------------------
        50                                50                             50      Indian Hotels Co., Ltd.
                                                                                 (Leisure & Tourism)
----------       ----------       ----------       -------       ----------      -------------------------------------------

                                                                                 FINANCE (16.3%)

----------       ----------       ----------       -------       ----------      -------------------------------------------
    88,250           91,470          179,720                        179,720      Liberty Life Association of Africa Ltd.
                                                                                 (Insurance - Life)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                                                 Bank Handlowy W. Warszawie
                                                                                 (Banks - Money Center)
                                                    70,000           70,000      Common
                                                    47,139           47,139      Reg S GDR (a)(c)
                                                     2,590            2,590      GDR (f)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                    63,120           63,120      Bank Rozwoju Eksportu S.A.
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                    26,059           26,059      Bank Slaski S.A.
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
   301,200          382,800          684,000                        684,000      Cathay Life Insurance Co., Ltd.
                                                                                 (Insurance - Life)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                    28,000           28,000      OTP Bank Reg S GDR (a)(c)
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
     6,520            8,845           15,365                         15,365      National Bank of Greece S.A.
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
    11,255           14,955           26,210                         26,210      Alpha Credit Bank
                                                                                 (Banks - Regional)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                   797,733          797,733      Big Bank Gdanski S.A.
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                                                 Uniao de Bancos Brasileiros S.A. (Unibanco)
                                                                                 (Banks - Money Center)
14,649,042       16,569,429       31,218,471                     31,218,471      Units (g)
    18,510           21,670           40,180                         40,180      GDR (a)
----------       ----------       ----------       -------       ----------      -------------------------------------------
   440,500          642,510        1,083,010                      1,083,010      Bank Hapoalim Ltd.
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
   691,100        1,007,400        1,698,500                      1,698,500      Grupo Financiero Banamex Accival, S.A. de
                                                                                 C.V. "B" (b)
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
    43,000           46,000           89,000                         89,000      BIG Bank Gdanski S.A. - Reg S GDR (a)(c)
                                                                                 (Banks - Regional)
----------       ----------       ----------       -------       ----------      -------------------------------------------
   519,768          768,745        1,288,513                      1,288,513      Bank Leumi Le - Israel
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
    69,400           95,500          164,900                        164,900      MISR International Bank - Reg S GDR (a)(c)
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
23,068,549       34,305,200       57,373,749                     57,373,749      Turkiye Is Bankasi (Isbank) "C"
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
    28,872           28,226           57,098                         57,098      Banco de Galicia y Buenos Aires, S.A. de
                                                                                 C.V. - ADR (a)
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
     5,800            7,460           13,260                         13,260      Commercial Bank of Greece S.A.
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------
                                                   104,591          104,591      Vilniaus Bankas AB Reg S GDR (a)(c)
                                                                                 (Banks - Money Center)
----------       ----------       ----------       -------       ----------      -------------------------------------------


                                                                            MARKET VALUE
                                                               AIM              AIM        Pro Forma       AIM        Pro Forma
                                                            Developing        Emerging     Combining     Eastern     Combining
                                                Country       Markets          Markets                   Europe
Samara Svyazinform                                RUS
(Telephone - Regional/Local)
Common (a)(e)                                                                                               94,300       94,300
Preferred (a)(e)                                                                                            91,225       91,225
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Chelyabinsk Svyazinform (a)                       RUS                                                       93,472       93,472
(Telecom - Other)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Technoimpex (a)(b)(d)(e)                          HGRY
(Wholesale & International Trade)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Indian Hotels Co., Ltd.                           IND               484                           484                       484
(Leisure & Tourism)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
                                                             17,838,873       20,648,348   38,487,221    8,114,626   46,601,847
FINANCE (16.3%)

-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Liberty Life Association of Africa Ltd.           SAFR        1,515,564        1,570,862    3,086,426                 3,086,426
(Insurance - Life)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Bank Handlowy W. Warszawie                        POL
(Banks - Money Center)
Common                                                                                                     772,807      772,807
Reg S GDR (a)(c)                                                                                           537,384      537,384
GDR (f)                                                                                                     29,576       29,576
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Bank Rozwoju Eksportu S.A.                                                                               1,320,349    1,320,349
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Bank Slaski S.A.                                  POL                                                    1,302,193    1,302,193
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Cathay Life Insurance Co., Ltd.                   TWN         1,065,248        1,353,841    2,419,089                 2,419,089
(Insurance - Life)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
OTP Bank Reg S GDR (a)(c)                         HGRY                                                   1,015,000    1,015,000
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
National Bank of Greece S.A.                      GREC          927,124        1,257,732    2,184,856                 2,184,856
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Alpha Credit Bank                                 GREC          900,040        1,195,922    2,095,962                 2,095,962
(Banks - Regional)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Big Bank Gdanski S.A.                             POL                                                      822,764      822,764
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Uniao de Bancos Brasileiros S.A. (Unibanco)       BRZL
(Banks - Money Center)
Units (g)                                                       480,810          543,841    1,024,651                 1,024,651
GDR (a)                                                         323,925          379,225      703,150                   703,150
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Bank Hapoalim Ltd.                                ISRL          796,944        1,162,416    1,959,360                 1,959,360
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Grupo Financiero Banamex Accival, S.A. de
C.V. "B" (b)                                      MEX           718,257        1,046,986    1,765,243                 1,765,243
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
BIG Bank Gdanski S.A. - Reg S GDR (a)(c)          POL           692,300          740,600    1,432,900                 1,432,900
(Banks - Regional)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Bank Leumi Le - Israel                            ISRL          664,712          983,119    1,647,831                 1,647,831
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
MISR International Bank - Reg S GDR (a)(c)        EGPT          654,095          900,088    1,554,183                 1,554,183
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Turkiye Is Bankasi (Isbank) "C"                   TRKY          633,157          941,566    1,574,723                 1,574,723
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Banco de Galicia y Buenos Aires, S.A. de
C.V. - ADR (a)                                    ARG           492,629          481,606      974,235                   974,235
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Commercial Bank of Greece S.A.                    GREC          491,753          632,496    1,124,249                 1,124,249
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------
Vilniaus Bankas AB Reg S GDR (a)(c)               LIT                                                      483,733      483,733
(Banks - Money Center)
-------------------------------------------     -------     -----------      -----------   ----------    ---------   ----------

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                                SHARES
   AIM              AIM           Pro Forma         AIM      Pro Forma
Developing        Emerging        Combining       Eastern    Combining
  Markets          Markets                        Europe
     5,360            7,170           12,530             1       12,531     Ergo Bank S.A.
                                                                            (Banks - Regional)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
41,379,593       48,631,340       90,010,933                 90,010,933     Yapi ve Kredi Bankasi AS
                                                                            (Banks - Regional)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    56,220           77,770          133,990                    133,990     Credicorp Ltd. - ADR (a)
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
     2,900            3,500            6,400                      6,400     Wafabank
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    14,680           22,010           36,690        34,770       71,460     Kredyt Bank S.A. Reg S GDR (a)(b)(c)
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
19,162,500       22,711,500       41,874,000                 41,874,000     Akbank T.A.S.
                                                                            (Banks - Regional)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    26,900           32,100           59,000                     59,000     Banco Rio de La Plata S.A. - ADR (a)
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
     9,000           10,750           19,750                     19,750     Inversiones y Representaciones S.A. (IRSA) - GDR (a)
                                                                            (Real Estate)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    70,000           68,000          138,000                    138,000     National Development Bank
                                                                            (Banks - Regional)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    12,700           12,610           25,310                     25,310     Kazkommertsbank Co. - GDR (a)(b)
                                                                            (Banks - Regional)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                                                     5,820        5,820     Zagrebacka Banka d.d. GDR (a)(b)
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                      4,200            4,200                      4,200     Commercial National Bank
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
     3,000            1,650            4,650                      4,650     State Bank of India Ltd.
                                                                            (Banks - Money Center)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                          5                5                          5     Housing Development Finance Corp.
                                                                            (Other - Financial)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------

                                                                            ENERGY (12.1%)

----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
16,207,398       16,324,080       32,531,478                 32,531,478     Petroleo Brasileiro S.A. (Petrobras) Preferred
                                                                            (Oil)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    97,731           96,750          194,481                    194,481     Companhia Energetica de Minas Gerais (CEMIG) - ADR  (a)
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    68,330           72,410          140,740       218,800      359,540     MOL Magyar Olaj-es Gazipari RT - Reg S GDR  (a)(c)
                                                                            (Gas Production & Distribution)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                                                   130,000      130,000     Gazprom Reg S ADR (a)(c)
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    70,958          110,068          181,026                    181,026     Huaneng Power International, Inc. - ADR (a)(b)
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
    30,728           44,268           74,996                     74,996     Enersis S.A. - ADR (a)
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                                                                            Unified Energy Systems
                                                                            (Electrical & Gas Utilities)
                                                    88,500       88,500     Reg S GDR (a)(c)
                                                 6,920,000    6,920,000     Common (a)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                                                   208,480      208,480     Mosenergo (a)
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                                                   516,295      516,295     Bitech Pertoleum Corp. (b)
                                                                            (Oil)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
                                                    15,600       15,600     Ceske Energeticke Zavody AS (b)
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------
12,500,000       15,100,000       27,600,000                 27,600,000     Companhia de Electricidade do Estado da Bahia
                                                                            (Electrical & Gas Utilities)
----------       ----------       ----------     ---------   ----------     -------------------------------------------------------

                                                                                 MARKET VALUE
                                                                    AIM           AIM        Pro Forma       AIM        Pro Forma
                                                                 Developing     Emerging     Combining     Eastern      Combining
                                                       Country    Markets        Markets                   Europe
Ergo Bank S.A                                           GREC        476,360       637,220     1,113,580           89     1,113,669
(Banks - Regional)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Yapi ve Kredi Bankasi AS                                TRKY        467,233       549,115     1,016,348    1,016,348
(Banks - Regional)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Credicorp Ltd. - ADR (a)                                PERU        379,485       524,948       904,433      904,433
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Wafabank                                                MOR         378,516       456,830       835,346      835,346
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Kredyt Bank S.A. Reg S GDR (a)(b)(c)                    POL         292,866       439,100       731,966      693,661     1,425,627
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Akbank T.A.S                                            TRKY        282,947       335,350       618,297      618,297
(Banks - Regional)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Banco Rio de La Plata S.A. - ADR (a)                    ARG         242,100       288,900       531,000      531,000
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Inversiones y Representaciones S.A. (IRSA) - GDR (a)    ARG         232,875       278,156       511,031      511,031
(Real Estate)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
National Development Bank                               SLNKA        80,910        78,598       159,508      159,508
(Banks - Regional)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Kazkommertsbank Co. - GDR (a)(b)                        KAZ          70,485        69,986       140,471      140,471
(Banks - Regional)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Zagrebacka Banka d.d. GDR (a)(b)                        CRT          62,274        62,274
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Commercial National Bank                                EGPT         33,723        33,723        33,723
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
State Bank of India Ltd.                                IND          11,035         6,070        17,105       17,105
(Banks - Money Center)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Housing Development Finance Corp.                       IND             264           264           264
(Other - Financial)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
                                                                 13,271,370    16,888,560    30,159,930    7,039,830    37,199,760
ENERGY (12.1%)

----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Petroleo Brasileiro S.A. (Petrobras) Preferred          BRZL      2,038,154     2,052,827     4,090,981    4,090,981
(Oil)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Companhia Energetica de Minas Gerais (CEMIG) - ADR      BRZL      1,893,538     1,874,531     3,768,069    3,768,069
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
MOL Magyar Olaj-es Gazipari RT - Reg S GDR  (a)(c)      HGRY      1,556,216     1,649,138     3,205,354    4,977,700     8,183,054
(Gas Production & Distribution)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Gazprom Reg S ADR (a)(c)                                RUS       1,212,250     1,212,250
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Huaneng Power International, Inc. - ADR (a)(b)          CHNA        975,673     1,513,435     2,489,108    2,489,108
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Enersis S.A. - ADR (a)                                  CHLE        641,447       924,095     1,565,542    1,565,542
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Unified Energy Systems                                  RUS
(Electrical & Gas Utilities)
Reg S GDR (a)(c)                                                                                             276,563       276,563
Common (a)                                                                                                   221,440       221,440
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Mosenergo (a)                                           RUS         416,960       416,960
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Bitech Pertoleum Corp. (b)                              CAN         401,656       401,656
(Oil)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Ceske Energeticke Zavody AS (b)                         CZK         355,088       355,088
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------
Companhia de Electricidade do Estado da Bahia           BRZL        398,223       481,053       879,276      879,276
(Electrical & Gas Utilities)
----------------------------------------------------   ------    ----------    ----------    ----------    ---------    ----------

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                                SHARES
    AIM              AIM           Pro Forma     AIM       Pro Forma
 Developing        Emerging        Combining    Eastern    Combining
   Markets          Markets                     Europe
   163,020           225,855          388,875   743,500    1,132,375      Surgutneftegaz - ADR (a)
                                                                          (Oil)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
 7,843,375         9,317,824       17,161,199             17,161,199      Electropaulo Metropolitana Preferred
                                                                          (Electrical & Gas Utilities)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
 1,654,290         2,158,561        3,812,851              3,812,851      Light - Servicos de Electricidade S.A.
                                                                          (Electrical & Gas Utilities)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
 7,843,375         9,317,824       17,161,199             17,161,199      Empresa Bandeirante de Energia S.A. (b)
                                                                          (Electrical & Gas Utilities)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
12,154,000        14,418,000       26,572,000             26,572,000      Companhia Brasileira de Petroleo Ipiranga S.A. Preferred
                                                                          (Gas)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
                                                  4,653        4,653      Elektrim Spolka Akcyjna S.A.
                                                                          (Energy Sources)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
     1,350                              1,350                  1,350      Bombay Suburban Electric Supply (BSES) Ltd. (b)
                                                                          (Electrical & Gas Utilities)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
                          65               65                     65      Pakistan State Oil., Ltd
                                                                          (Oil)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------

                                                                          CONSUMER NON-DURABLES (9.0%)

----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    89,806            92,963          182,769                182,769      South African Breweries Ltd.
                                                                          (Beverages - Alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    40,650            51,000           91,650                 91,650      Hindustan Lever Ltd.
                                                                          (Personal Care/Cosmetics)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    79,900            92,128          172,028                172,028      ITC Ltd.
                                                                          (Tobacco)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    44,311            64,322          108,633                108,633      Fomento Economico Mexicano, S.A. de C.V. - ADR (a)
                                                                          (Beverages - Non-alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    34,000            50,000           84,000                 84,000      Panamerican Beverages, Inc. "A" (a)
                                                                          (Beverages - Non-alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
                                                 82,626       82,626      Okocimskie Zaklady Piwowarskie S.A. (b)
                                                                          (Beverage - Alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
                                                 38,500       38,500      Pick Szeged Rt. - Reg S GDR (a)(c)
                                                                          (Food)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
                                                                          A-Ahram Beverages Co. S.A.E. - 144A GDR (a)(h)
                                                                          (Beverages - Alcoholic)
    15,814            21,235           37,049                 37,049      144A GDR
                      11,000           11,000                 11,000      GDR
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    18,100            36,546           54,646                 54,646      Compania Cervecerias Unidas S.A. - ADR (a)
                                                                          (Beverages - Alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
 2,747,000         5,002,000        7,749,000              7,749,000      Companhia de Tecidos Norte de Minas Preferred
                                                                          (Textiles & Apparel)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
   563,721           663,129        1,226,850              1,226,850      Companhia Cervejaria Brahma Preferred
                                                                          (Beverages - Alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    11,400            12,000           23,400                 23,400      Oriental Weavers "C"
                                                                          (Textiles & Apparel)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
     1,243             1,560            2,803     2,168        4,971      Zaklady Piwowarskie w Zywcu S.A. (Zywiec)
                                                                          (Beverages - Alcoholic)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
                                                 50,000       50,000      Russkie Samotsvety (a)(b)
                                                                          (Other Consumer Goods)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------
    47,740            58,916          106,656                106,656      Truworths International Ltd.
                                                                          (Textiles & Apparel)
----------        ----------       ----------   -------   ----------      --------------------------------------------------------

                                                                          MATERIALS/BASIC INDUSTRY (7.9%)

                                                                                MARKET VALUE
                                                                       AIM         AIM        Pro Forma      AIM        Pro Forma
                                                                    Developing   Emerging     Combining     Eastern     Combining
                                                          Country      Markets     Markets                   Europe
Surgutneftegaz - ADR (a)                                    RUS       326,040      451,710       777,750    1,579,937    2,357,687
(Oil)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Electropaulo Metropolitana Preferred                        BRZL      264,339      314,031       578,370                   578,370
(Electrical & Gas Utilities)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Light - Servicos de Electricidade S.A.                      BRZL      205,261      267,830       473,091                   473,091
(Electrical & Gas Utilities)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Empresa Bandeirante de Energia S.A. (b)                     BRZL       76,211       90,538       166,749                   166,749
(Electrical & Gas Utilities)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Companhia Brasileira de Petroleo Ipiranga S.A. Preferred    BRZL       65,213       77,360       142,573                   142,573
(Gas)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Elektrim Spolka Akcyjna S.A.                                POL                                                55,425       55,425
(Energy Sources)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Bombay Suburban Electric Supply (BSES) Ltd. (b)             IND         4,774                      4,774                     4,774
(Electrical & Gas Utilities)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Pakistan State Oil., Ltd                                    PAK                         64            64                        64
(Oil)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
                                                                    8,445,089    9,696,612    18,141,701    9,497,019   27,638,720
CONSUMER NON-DURABLES (9.0%)

--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
South African Breweries Ltd.                                SAFR    1,747,924    1,809,369     3,557,293                 3,557,293
(Beverages - Alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Hindustan Lever Ltd.                                        IND     1,540,472    1,932,695     3,473,167                 3,473,167
(Personal Care/Cosmetics)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
ITC Ltd.                                                    IND     1,321,750    1,524,032     2,845,782                 2,845,782
(Tobacco)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Fomento Economico Mexicano, S.A. de C.V. - ADR (a)          MEX     1,154,855    1,676,392     2,831,247                 2,831,247
(Beverages - Non-alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Panamerican Beverages, Inc. "A" (a)                         MEX       688,500    1,012,500     1,701,000                 1,701,000
(Beverages - Non-alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Okocimskie Zaklady Piwowarskie S.A. (b)                     POL                                               535,317      535,317
(Beverage - Alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Pick Szeged Rt. - Reg S GDR (a)(c)                          HGRY                                              332,063      332,063
(Food)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
A-Ahram Beverages Co. S.A.E. - 144A GDR (a)(h)              EGPT
(Beverages - Alcoholic)
144A GDR                                                              443,583      595,642     1,039,225                 1,039,225
GDR                                                                                308,550       308,550                   308,550
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Compania Cervecerias Unidas S.A. - ADR (a)                  CHLE      325,800      657,828       983,628                   983,628
(Beverages - Alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Companhia de Tecidos Norte de Minas Preferred               BRZL      317,812      578,702       896,514                   896,514
(Textiles & Apparel)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Companhia Cervejaria Brahma Preferred                       BRZL      264,658      311,328       575,986                   575,986
(Beverages - Alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Oriental Weavers "C"                                        EGPT      245,974      258,920       504,894                   504,894
(Textiles & Apparel)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Zaklady Piwowarskie w Zywcu S.A. (Zywiec)                   POL       169,369      212,562       381,931      295,407      677,338
(Beverages - Alcoholic)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Russkie Samotsvety (a)(b)                                   RUS                                               252,500      252,500
(Other Consumer Goods)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
Truworths International Ltd.                                SAFR       36,381       44,898        81,279                    81,279
(Textiles & Apparel)
--------------------------------------------------------  -------   ---------    ---------    ----------    ---------   ----------
                                                                    8,257,078   10,923,418    19,180,496    1,415,287   20,595,783
MATERIALS/BASIC INDUSTRY (7.9%)

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)


                                                 SHARES
    AIM              AIM            Pro Forma       AIM      Pro Forma
 Developing        Emerging         Combining     Eastern    Combining
   Markets          Markets                       Europe

                                                   47,673         47,673     Pannonplast Rt.
                                                                             (Plastics & Rubber)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    95,195           109,535          204,730                    204,730     Suez Cement Co. - Reg S GDR (a)(c)
                                                                             (Cement)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    87,900            90,800          178,700                    178,700     Anglo American Platinum Corporation Ltd.
                                                                             (Metals - Non-Ferrous)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    31,500            34,370           65,870                     65,870     Sociedad Quimica y Minera de Chile S.A. - ADR (a)
                                                                             (Chemicals)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    55,700            54,200          109,900                    109,900     Companhia Vale do Rio Doce "A" Preferred
                                                                             (Metals - Steel)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
                                                  161,674        161,674     Stomil Olsztyn S.A.
                                                                             (Plastics & Rubber)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    47,792            54,606          102,398                    102,398     Compania de Minas Buenaventura S.A. - ADR (a)
                                                                             (Gold)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
                                                                             Cemex, S.A. de C.V. "CPO"
                                                                             (Cement)
   238,120           349,153          587,273                    587,273     "CPO"
                      43,400           43,400                     43,400     "A"
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   115,233           147,781          263,014                    263,014     Apasco, S.A. de C.V. "A"
                                                                             (Cement)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
                                                                             Hindalco Industries Ltd.:
                                                                             (Metals - Non-Ferrous)
    26,200            34,200           60,400                     60,400        GDR (a)
     1,634             1,802            3,436                      3,436        Common
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   144,665           142,780          287,445                    287,445     Makhteshim-Agan Industries Ltd. (b)
                                                                             (Chemicals)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   118,000           187,600          305,600                    305,600     Siderca S.A. "A"
                                                                             (Metals - Steel)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   283,300           537,100          820,400                    820,400     Grupo Cementos de Chihuahua, S.A. de C.V. "B"
                                                                             (Cement)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    69,370            72,711          142,081                    142,081     Engro Chemicals Pakistan Ltd.
                                                                             (Chemicals)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    35,360            43,350           78,710                     78,710     Nan Ya Plastics Corp. (b)
                                                                             (Plastics & Rubber)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
                          16               16                         16     Associated Cement Cos., Ltd.
                                                                             (Cement)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
                           4                4                          4     Dewan Salman Fibre Ltd. (b)
                                                                             (Chemicals)
----------        ----------      -----------    --------    -----------     -------------------------------------------------

                                                                             MULTI-INDUSTRY/MISCELLANEOUS (5.5%)

----------        ----------      -----------    --------    -----------     -------------------------------------------------
   452,400           664,600        1,117,000                  1,117,000     Grupo Carso, S.A. de C.V. "A1"
                                                                             (Multi-Industry)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   220,610           228,160          448,770                    448,770     Rembrandt Group Ltd.
                                                                             (Conglomerate)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
43,775,250        57,726,250      101,501,500                101,501,500     Haci Omer Sabanci Holding AS
                                                                             (Conglomerate)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   288,900           380,700          669,600                    669,600     China Development Corp.
                                                                             (Conglomerate)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
   175,000           156,000          331,000                    331,000     Central Asia Regional Growth Fund (a)(b)(e)
                                                                             (Country Funds)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
 5,220,550         3,488,650        8,709,200                  8,709,200     Koc Holding AS
                                                                             (Conglomerate)
----------        ----------      -----------    --------    -----------     -------------------------------------------------
    24,643            31,615           56,258                     56,258     Koor Industries Ltd. - ADR (a)
                                                                             (Conglomerate)


                                                                        MARKET VALUE
                                                               AIM           AIM            Pro Forma      AIM          Pro Forma
                                                             Developing    Emerging         Combining    Eastern        Combining
                                                 Country      Markets      Markets                       Europe
Pannonplast Rt.                                    HGRY                                                  1,472,882      1,472,882
(Plastics & Rubber)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Suez Cement Co. - Reg S GDR (a)(c)                 EGPT      1,404,126     1,615,641        3,019,767                   3,019,767
(Cement)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Anglo American Platinum Corporation Ltd.           SAFR      1,336,583     1,380,680        2,717,263                   2,717,263
(Metals - Non-Ferrous)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Sociedad Quimica y Minera de Chile S.A.
 - ADR (a)                                         CHLE      1,047,375     1,142,803        2,190,178                   2,190,178
(Chemicals)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Companhia Vale do Rio Doce "A" Preferred           BRZL        840,543       817,907        1,658,450                   1,658,450
(Metals - Steel)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Stomil Olsztyn S.A.                                POL                                                     821,992        821,992
(Plastics & Rubber)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Compania de Minas Buenaventura S.A. - ADR (a)      PERU        585,452       668,924        1,254,376                   1,254,376
(Gold)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Cemex, S.A. de C.V. "CPO"                          MEX
(Cement)
"CPO"                                                          568,019       832,880        1,400,899                   1,400,899
"A"                                                                          104,387          104,387                     104,387
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Apasco, S.A. de C.V. "A"                           MEX         422,015       541,215          963,230                     963,230
(Cement)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Hindalco Industries Ltd.:                          IND
(Metals - Non-Ferrous)
   GDR (a)                                                     307,195       400,995          708,190                     708,190
   Common                                                       19,759        21,790           41,549                      41,549
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Makhteshim-Agan Industries Ltd. (b)                ISRL        256,973       253,624          510,597                     510,597
(Chemicals)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Siderca S.A. "A"                                   ARG         165,250       262,719          427,969                     427,969
(Metals - Steel)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Grupo Cementos de Chihuahua, S.A. de C.V. "B"      MEX         151,983       288,140          440,123                     440,123
(Cement)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Engro Chemicals Pakistan Ltd.                      PAK          63,948        67,027          130,975                     130,975
(Chemicals)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Nan Ya Plastics Corp. (b)                          TWN          44,780        54,899           99,679                      99,679
(Plastics & Rubber)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Associated Cement Cos., Ltd.                       IND                           356              356                         356
(Cement)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Dewan Salman Fibre Ltd. (b)                        PAK               -             1                1                           1
(Chemicals)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
                                                             7,214,001     8,453,988       15,667,989    2,294,874     17,962,863
MULTI-INDUSTRY/MISCELLANEOUS (5.5%)

---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Grupo Carso, S.A. de C.V. "A1"                     MEX       1,567,257     2,302,385        3,869,642                   3,869,642
(Multi-Industry)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Rembrandt Group Ltd.                               SAFR      1,472,049     1,522,427        2,994,476                   2,994,476
(Conglomerate)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Haci Omer Sabanci Holding AS                       TRKY        661,579       872,422        1,534,001                   1,534,001
(Conglomerate)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
China Development Corp.                            TWN         571,107       752,581        1,323,688                   1,323,688
(Conglomerate)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Central Asia Regional Growth Fund (a)(b)(e)        IRE         525,000       468,000          993,000                     993,000
(Country Funds)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Koc Holding AS                                     TRKY        480,647       321,194          801,841                     801,841
(Conglomerate)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------
Koor Industries Ltd. - ADR (a)                     ISRL        398,909       511,768          910,677                     910,677
(Conglomerate)
---------------------------------------------    -------     ---------     ---------        ---------    ---------      ---------

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)


                                                  SHARES
   AIM              AIM          Pro Forma           AIM           Pro Forma
Developing        Emerging       Combining          Eastern        Combining
  Markets          Markets                          Europe
 17,000             3,800           20,800                            20,800    John Keells Holdings Ltd.
                                                                                (Conglomerate)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                   75,800           75,800                            75,800    Romanian Growth Fund (a) (b)
                                                                                (Country Funds)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                      200              200                               200    KEC International (b)
                                                                                (Miscellaneous)
-------           -------        ---------          -------        ---------    -------------------------------------------------

                                                                                TECHNOLOGY (3.7%)

-------           -------        ---------          -------        ---------    -------------------------------------------------
597,950           667,450        1,265,400                         1,265,400    Taiwan Semiconductor Manufacturing Co. (b)
                                                                                (Semiconductors)
-------           -------        ---------          -------        ---------    -------------------------------------------------
 96,862           127,997          224,859                           224,859    Asustek Computer Inc. - Reg S GDR (a)(b)(c)
                                                                                (Computers & Peripherals)
-------           -------        ---------          -------        ---------    -------------------------------------------------
112,000           141,960          253,960                           253,960    Hon Hai Precision Industry
                                                                                (Computers & Peripherals)
-------           -------        ---------          -------        ---------    -------------------------------------------------
160,000           212,000          372,000                           372,000    Compal Electronics, Inc. (b)
                                                                                (Computers & Peripherals)
-------           -------        ---------          -------        ---------    -------------------------------------------------
153,600           196,800          350,400                           350,400    Delta Electronics, Inc.
                                                                                (Computers & Peripherals)
-------           -------        ---------          -------        ---------    -------------------------------------------------
 16,505            21,505           38,010                            38,010    Formula Systems Ltd. (b)
                                                                                (Software)
-------           -------        ---------          -------        ---------    -------------------------------------------------

                                                                                INVESTMENT FUNDS (.8%)

-------           -------        ---------          -------        ---------    -------------------------------------------------
                                                      9,000            9,000    Baltic Republics Fund Ltd. (a)(b)(d)
                                                                                (Country Fund)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                                                     15,000           15,000    Romania Fund Ltd. (a)(b)
                                                                                (Country Fund)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                                                     15,000           15,000    Ladenburg Thalmann Ukraine Fund Ltd. (a)(b)
                                                                                (Country Fund)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                                                     75,000           75,000    Romanian Growth Fund PLC (a)(b)
                                                                                (Country Fund)
-------           -------        ---------          -------        ---------    -------------------------------------------------

                                                                                CAPITAL GOODS (3.0%)

-------           -------        ---------          -------        ---------    -------------------------------------------------
 17,100            20,165           37,265                            37,265    MISR Elgadida for Housing and Reconstruction
                                                                                (Construction)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                                                    330,000          330,000    Uralmash Zavody (a)(b)(e)
                                                                                (Machinery & Engineering)
-------           -------        ---------          -------        ---------    -------------------------------------------------
 23,005            27,170           50,175                            50,175    NASR (E1) City Company For Housing & Construction
                                                                                (Construction)
-------           -------        ---------          -------        ---------    -------------------------------------------------
165,800           214,600          380,400                           380,400    Corporacion GEO, S.A. de C.V. "B" (b)
                                                                                (Construction)
-------           -------        ---------          -------        ---------    -------------------------------------------------
                   41,822           41,822                            41,822    Arabian International Construction (b)
                                                                                (Construction)
-------           -------        ---------          -------        ---------    -------------------------------------------------

                                                                                HEALTH CARE (2.2%)

-------           -------        ---------          -------        ---------    -------------------------------------------------
                                                     81,000           81,000    Pliva d.d. Reg S GDR (a)(c)
                                                                                (Pharmaceuticals)
-------           -------        ---------          -------        ---------    -------------------------------------------------
 79,850            75,000          154,850                           154,850    Ranbaxy Laboratories Ltd.
                                                                                (Medical Technology & Supplies)
-------           -------        ---------          -------        ---------    -------------------------------------------------
 18,700            29,600           48,300                            48,300    Teva Pharmaceutical Industries Ltd.
                                                                                (Pharmaceuticals)
-------           -------        ---------          -------        ---------    -------------------------------------------------

                                                                                CONSUMER DURABLES (1.0%)

                                                                           MARKET VALUE
                                                                  AIM         AIM        Pro Forma        AIM         Pro Forma
                                                                Developing    Emerging   Combining       Eastern      Combining
                                                      Country    Markets      Markets                    Europe
 John Keells Holdings Ltd.                              SLNKA      48,173       10,768       58,941                       58,941
 (Conglomerate)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Romanian Growth Fund (a) (b)                           ROM                     94,750       94,750                       94,750
 (Country Funds)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 KEC International (b)                                  IND                        113          113                          113
 (Miscellaneous)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
                                                                5,724,721    6,856,408   12,581,129            --     12,581,129
 TECHNOLOGY (3.7%)

 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Taiwan Semiconductor Manufacturing Co. (b)             TWN     1,209,752    1,350,362    2,560,114                    2,560,114
 (Semiconductors)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Asustek Computer Inc. - Reg S GDR (a)(b)(c)            TWN       743,416      982,377    1,725,793                    1,725,793
 (Computers & Peripherals)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Hon Hai Precision Industry                             TWN       539,676      684,039    1,223,715                    1,223,715
 (Computers & Peripherals)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Compal Electronics, Inc. (b)                           TWN       499,151      661,375    1,160,526                    1,160,526
 (Computers & Peripherals)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Delta Electronics, Inc.                                TWN       443,602      568,364    1,011,966                    1,011,966
 (Computers & Peripherals)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Formula Systems Ltd. (b)                               ISRL      353,214      460,212      813,426                      813,426
 (Software)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
                                                                3,788,811    4,706,729    8,495,540            --      8,495,540
 INVESTMENT FUNDS (.8%)

 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Baltic Republics Fund Ltd. (a)(b)(d)                   IRE                                               720,000        720,000
 (Country Fund)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Romania Fund Ltd. (a)(b)                               ROM                                               562,500        562,500
 (Country Fund)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Ladenburg Thalmann Ukraine Fund Ltd. (a)(b)            UKR                                               525,000        525,000
 (Country Fund)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Romanian Growth Fund PLC (a)(b)                        ROM                                                93,750         93,750
 (Country Fund)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
                                                                       --           --           --     1,901,250      1,901,250
 CAPITAL GOODS (3.0%)

 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 MISR Elgadida for Housing and Reconstruction           EGPT    1,563,864    1,844,170    3,408,034                    3,408,034
 (Construction)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Uralmash Zavody (a)(b)(e)                              RUS                                               825,000        825,000
 (Machinery & Engineering)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 NASR (E1) City Company For Housing & Construction      EGPT      713,659      842,865    1,556,524                    1,556,524
 (Construction)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Corporacion GEO, S.A. de C.V. "B" (b)                  MEX       287,192      371,721      658,913                      658,913
 (Construction)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Arabian International Construction (b)                 EGPT                   303,927      303,927                      303,927
 (Construction)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
                                                                2,564,715    3,362,683    5,927,398       825,000      6,752,398
 HEALTH CARE (2.2%)

 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Pliva d.d. Reg S GDR (a)(c)                            CRT                                             1,190,700      1,190,700
 (Pharmaceuticals)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Ranbaxy Laboratories Ltd.                              IND       942,438      885,195    1,827,633                    1,827,633
 (Medical Technology & Supplies)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
 Teva Pharmaceutical Industries Ltd.                    ISRL      737,188    1,166,886    1,904,074                    1,904,074
 (Pharmaceuticals)
 -------------------------------------------------    ------    ---------    ---------   ----------     ---------     ----------
                                                                1,679,626    2,052,081    3,731,707     1,190,700      4,922,407
 CONSUMER DURABLES (1.0%)

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                              SHARES
   AIM           AIM       Pro Forma            AIM        Pro Forma
Developing     Emerging    Combining          Eastern      Combining
  Markets       Markets                       Europe
                                               40,000       40,000     Mezogazdasagi Gepgyarto (b)(d)
                                                                       (Auto Parts)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
                                               50,000       50,000     North American Business Industries (b)
                                                                       (Auto Parts)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
                                              100,000      100,000     Nizhnekamskshina (a)(b)
                                                                       (Auto Parts)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
   29,300                     29,300                        29,300     Bajaj Auto Ltd.
                                                                       (Automobiles)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
                    100          100                           100     Tata Engineering and Locomotive Co., Ltd.
                                                                       (Automobiles)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
1,022,000     1,475,000    2,497,000                     2,497,000     Qingling Motors Co., Ltd. (i)
                                                                       (Automobiles)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------


                                                                       TOTAL EQUITY INVESTMENTS (COST $92,943,216)

                                                                       FIXED INCOME INVESTMENTS (9.5%)
                                                                       GOVERNMENT AGENCY OBLIGATIONS (7.8%)

---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
                                                                       Algeria (0.2%)

1,050,000                  1,050,000                     1,050,000     Algeria Tranche 1 Loan Assignment, 6.625% due 9/4/06 (j)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------

                                                                       Argentina (0.8%)

                                                                       Republic of Argentina:
1,425,000                  1,425,000                     1,425,000     Discount Bond, 6.625% due 3/31/23 (j)
  875,000                    875,000                       875,000     Par Bond Series 1, 5.75%(6% at 3/31/99) due 3/31/23 (k)
  350,000                    350,000                       350,000     I.O. Strip, 12.11% due 4/10/05
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------

                                                                       Brazil (0.2%)

  845,000                    845,000                       845,000     Brazil Floating Rate Discount Note, 6.125% due 4/15/24 (j)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------

                                                                       Bulgaria (0.4%)

                                                                       Republic of Bulgaria:
  771,000                    771,000                       771,000     Discount Bond Series A, 6.6875% due 7/28/24 - Euro (j)
  760,000                    760,000                       760,000     Front Loaded Interest Reduction Bond Series A, 2.5%
                                                                       (2.75% at 7/99) due 7/28/12 (k)
---------     ---------    ---------          -------    ---------     ----------------------------------------------------------

                                                                       Colombia (0.2%)

                                                                       Republic of Colombia:
  472,000                    472,000                       472,000     8.625% due 4/1/08 (l)
   59,000                     59,000                        59,000     7.27% due 6/15/03 - 144A (h)

---------     ---------    ---------          -------    ---------     ----------------------------------------------------------
                                                                       Mexico (1.7%)

                                                                       United Mexican States:
1,570,000                  1,570,000                     1,570,000     Discount Bond Series D, 6.6016% due 12/31/19 (j)
1,353,000                  1,353,000                     1,353,000     Discount Bond Series C, 6.6172% due 12/31/19 (j)(m)
  575,000                    575,000                       575,000     9.875% due 1/15/07
3,000,000                  3,000,000                     3,000,000     6.63% due 12/31/19

                                                                              MARKET VALUE
                                                                     AIM          AIM        Pro Forma      AIM        Pro Forma
                                                                   Developing   Emerging      Combing      Eastern     Combining
                                                         Country    Markets      Markets                   Europe
Mezogazdasagi Gepgyarto (b)(d)                              HGRY                                             580,097       580,097
(Auto Parts)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
North American Business Industries (b)                      HGRY                                             417,320       417,320
(Auto Parts)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
Nizhnekamskshina (a)(b)                                     RUS                                              407,500       407,500
(Auto Parts)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
Bajaj Auto Ltd.                                             IND       383,567                    383,567                   383,567
(Automobiles)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
Tata Engineering and Locomotive Co., Ltd.                   IND                        267           267                       267
(Automobiles)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
Qingling Motors Co., Ltd. (i)                               CHNA      188,709      272,355       461,064                   461,064
(Automobiles)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
                                                                      572,276      272,622       844,898   1,404,917     2,249,815

TOTAL EQUITY INVESTMENTS (COST $92,943,216)                        69,356,560   83,861,449   153,218,009  33,683,503   186,901,512

FIXED INCOME INVESTMENTS (9.5%)
GOVERNMENT AGENCY OBLIGATIONS (7.8%)

-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------
Algeria (0.2%)

Algeria Tranche 1 Loan Assignment, 6.625% due 9/4/06 (j)    USD       535,500                    535,500                   535,500
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------

Argentina (0.8%)

Republic of Argentina:
Discount Bond, 6.625% due 3/31/23 (j)                       USD       970,781                    970,781                   970,781
Par Bond Series 1, 5.75%(6% at 3/31/99) due 3/31/23 (k)     USD       608,125                    608,125                   608,125
I.O. Strip, 12.11% due 4/10/05                              USD       308,000                    308,000                   308,000
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------

Brazil (0.2%)

Brazil Floating Rate Discount Note, 6.125% due
4/15/24 (j)  USD                                                      502,247                    502,247                   502,247
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------

Bulgaria (0.4%)

Republic of Bulgaria:
Discount Bond Series A, 6.6875% due 7/28/24 - Euro (j)      USD       541,628                    541,628                   541,628
Front Loaded Interest Reduction Bond Series A, 2.5%         USD       419,900                    419,900                   419,900
(2.75% at 7/99) due 7/28/12 (k)
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------

Colombia (0.2%)

Republic of Colombia:
8.625% due 4/1/08 (l)                                       USD       370,520                    370,520                   370,520
7.27% due 6/15/03 - 144A (h)                                USD        48,085                     48,085                    48,085
-------------------------------------------------------  -------   ----------   ----------   -----------  ----------   -----------

Mexico (1.7%)

United Mexican States:
Discount Bond Series D, 6.6016% due 12/31/19 (j)            USD     1,225,581                  1,225,581                 1,225,581
Discount Bond Series C, 6.6172% due 12/31/19 (j)(m)         USD     1,056,186                  1,056,186                 1,056,186
9.875% due 1/15/07                                          USD       546,969                    546,969                   546,969
6.63% due 12/31/19                                          FRF       420,666                    420,666                   420,666


                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                               SHARES
   AIM            AIM         Pro Forma         AIM       Pro Forma
Developing      Emerging      Combining        Eastern    Combining
  Markets        Markets                       Europe
  412,000                      412,000                      412,000   Discount Bond Series A, 6.1156% due 12/31/19 (j)(m)
  375,000                      375,000                      375,000   Discount Bond Series B, 6.47656% due 12/31/19 (j)(m)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                      Panama (0.2%)

                                                                      Republic of Panaman:
  370,000                      370,000                      370,000   Interest Reduction Bond, 4% (4.25% at 7/99) due 7/17/14 (k)
   67,000                       67,000                       67,000   8.875% due 9/30/27
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                      Peru (0.3%)

                                                                      Republic of Peru:
1,116,000                    1,116,000                    1,116,000   Past Due Interest Bond, 4% (4.5% at 3/8/99) due 3/7/17 (k)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                      Poland (0.2%)

  685,000                      685,000                      685,000   3% (3.5% at 10/28/99) due 10/27/24 -Euro (k)
    2,000                        2,000                        2,000   Past Due Interest Bond, 5% (6% at 10/28/99)
                                                                      due 10/27/14 - Euro (k)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                      Russia (0.1%)

2,717,360                    2,717,360                    2,717,360   Bank for Foreign Economic Affairs (Venesheconombank)
                                                                      Principal Loans, 6.625% due 12/15/20 (j)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                      United States (3.5%)

                                                                      U.S. Treasury Bills:
                                              4,050,000   4,050,000   5.00% due 1/7/99 (n)
                                              4,020,000   4,020,000   5.00% due 11/27/98 (n)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                      United Kingdom (0.0%)

                                             14,652,000  14,652,000   Deutsche Bank AG London Note linked to Gosudarstvennyie
                                                                      Kratkosrochynie Obligatsii 0.00% due 6/9/99 (b)(e)(o)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                        TOTAL GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (COST $11,677,186)

                                                                          CORPORATE BONDS (1.5%)

---------                    ---------       ----------  ----------   -----------------------------------------------------------
                                                                      Argentina (0.6%)

1,504,000                    1,504,000                    1,504,000   Telefonica de Argentina, 9.125% due 5/7/08 - Reg S (c)
---------                    ---------       ----------  ----------   -----------------------------------------------------------



                                                                      Brazil (0.5%)

  710,000                      710,000                      710,000   Banco Hipotecario Espana, 10% due 4/17/03 - 144A (h)
1,042,000                    1,042,000                    1,042,000   RBS Participacoes S.A., 11% due 4/1/07 - 144A (h)
  125,000                      125,000                      125,000   Globo Comunicacoes Participacoes, 10.625% due 5/12/08
                                                                      - 144A  (h)
---------                    ---------       ----------  ----------   -----------------------------------------------------------

                                                                                      MARKET VALUE
                                                                               AIM        AIM      Pro Forma    AIM       Pro Forma
                                                                            Developing  Emerging   Combining   Eastern    Combining
                                                                   Country    Markets    Markets               Europe
   Discount Bond Series A, 6.1156% due 12/31/19 (j)(m)               USD      321,618              321,618                  321,618
   Discount Bond Series B, 6.47656% due 12/31/19 (j)(m)              USD      292,734              292,734                  292,734
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

   Panama (0.2%)

   Republic of Panaman:
   Interest Reduction Bond, 4% (4.25% at 7/99) due 7/17/14 (k)       USD      270,794              270,794                  270,794
   8.875% due 9/30/27                                                USD       61,808               61,808                   61,808
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

   Peru (0.3%)

   Republic of Peru:
   Past Due Interest Bond, 4% (4.5% at 3/8/99) due 3/7/17 (k)        USD      641,700              641,700                  641,700
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

   Poland (0.2%)

   3% (3.5% at 10/28/99) due 10/27/24 -Euro (k)                      USD      455,525              455,525                  455,525
   Past Due Interest Bond, 5% (6% at 10/28/99)                       USD        1,819                1,819                    1,819
   due 10/27/14 - Euro (k)
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

   Russia (0.1%)

   Bank for Foreign Economic Affairs (Venesheconombank)              USD      215,690              215,690                  215,690
   Principal Loans, 6.625% due 12/15/20 (j)
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

   United States (3.5%)

   U.S. Treasury Bills:
   5.00% due 1/7/99 (n)                                              USD                                     4,017,941    4,017,941
   5.00% due 11/27/98 (n)                                            USD                                     4,007,524    4,007,524
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

   United Kingdom (0.0%)

   Deutsche Bank AG London Note linked to Gosudarstvennyie           RUR
   Kratkosrochynie Obligatsii 0.00% due 6/9/99 (b)(e)(o)
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

TOTAL GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST $11,677,186)                                                          9,815,876            9,815,876   8,025,465   17,841,341

   CORPORATE BONDS (1.5%)

--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------
   Argentina (0.6%)

   Telefonica de Argentina, 9.125% due 5/7/08 - Reg S (c)           USD     1,305,649            1,305,649                1,305,649
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------



   Brazil (0.5%)

   Banco Hipotecario Espana, 10% due 4/17/03 - 144A (h)             USD       624,800              624,800                  624,800
   RBS Participacoes S.A., 11% due 4/1/07 - 144A (h)                USD       468,900              468,900                  468,900
   Globo Comunicacoes Participacoes, 10.625% due 5/12/08            USD        71,563               71,563                   71,563
   - 144A  (h)
--------------------------------------------------------------     -------  ---------   -------- ---------   ---------   ----------

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                             SHARES
    AIM            AIM         Pro Forma      AIM     Pro Forma
 Developing      Emerging      Combining    Eastern   Combining
   Markets        Markets                    Europe
                                                                  Colombia (0.1%)

    148,000                     148,000                 148,000   Financiera Energia Nacional, 9.375% due 6/15/06 - Reg S (c)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                                                  Korea (0.0%)

  5,500,000                   5,500,000               5,500,000   Pohang Iron & Steel, 2% due 10/9/00
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                                                  Mexico (0.2%)

    360,000                     360,000                 360,000   Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 - 144A (h)
    210,000                     210,000                 210,000   Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A (h)
     97,000                      97,000                  97,000   Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg S (c)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                                                  Russia (0.1%)

    851,000                     851,000                 851,000   Lukinter Finance BV Convertible, 3.5% due 5/6/02 - 144A (h)
      5,000                       5,000                   5,000   Mosenergo Finance BV, 8.375% due 10/9/02 - 144A (h)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                 TOTAL CORPORATE BONDS (COST $4,998,295)

                                                                   STRUCTURED NOTES (0.2%)

-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------
                                                                  Korea (0.2%)

    470,000                     470,000                 470,000   Fixed Rate Trust Certificate 13.55% due 2/15/02 (p)
                                                                  (Issued y a newly created Deleware Business Trust,
                                                                  collateralized by triple A paper.  This trust certificate has a credit risk component linked to the value of a referenced
                                                                  security.  Korean Development Bonds, 1.875%
                                                                  2002.) (Cost $470,000)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                 TOTAL FIXED INCOME INVESTMENTS (COST $17,145,481)

                                                                   WARRANTS (2.3%)

-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------
    765,294                     765,294     796,274   1,561,568   Merrill Lynch - Kospi Call Warrants due 9/9/99
                                                                  Performance linked to equity securities.  Redemption amount
                                                                  100% of the final closing price of the Korean Kospi 200 Index converted to the prevailing foreign exchange rate.
                                                                  (Cost $2,495,011)
                                                                  (Investment Management)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                                                   REPURCHASE AGREEMENTS (8.2%)

-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------
  4,653,000                   4,653,000               4,653,000   Dated October 30,1998 with State Street Bank & Trust Co.,
                                                                  due Novemeber 2,1998, for an effective yield of 5.30%,
                                                                  collateralized by $4,145,000 U.S. Treasury Notes, 6.50%
                                                                  due 5/15/05 (market value of collateral is $4,750,253,
                                                                  including accrued interest.) (Cost $4,653,000)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------
                                                                  Dated October 30,1998 with State Street Bank & Trust Co.,
                                                                  due Novemeber 2,1998, for an effective yield of 5.30%,
                                                                  collateralized by $4,145,000 U.S. Treasury Notes, 6.50% due
                                                                  5/15/05 (market value of collateral is $4,750,253,
                9,141,000     9,141,000               9,141,000   including accrued interest.) (Cost $4,653,000)
-----------     ---------     ---------     -------   ---------   ---------------------------------------------------------------

                                                                                    MARKET VALUE
                                                                            AIM        AIM      Pro Forma     AIM        Pro Forma
                                                                         Developing  Emerging   Combining    Eastern     Combining
                                                                Country    Markets    Markets                Europe
   Colombia (0.1%)

   Financiera Energia Nacional, 9.375% due 6/15/06 - Reg S (c)     USD     108,528                108,528                  108,528
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

   Korea (0.0%)

   Pohang Iron & Steel, 2% due 10/9/00                             JPY      40,886                 40,886                   40,886
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

   Mexico (0.2%)

   Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 - 144A (h)       USD     293,400                293,400                  293,400
   Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A (h)               USD     165,900                165,900                  165,900
   Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg S (c)       USD      88,513                 88,513                   88,513
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

   Russia (0.1%)

   Lukinter Finance BV Convertible, 3.5% due 5/6/02 - 144A (h)     USD     310,615                310,615                  310,615
   Mosenergo Finance BV, 8.375% due 10/9/02 - 144A (h)             USD         875                    875                      875
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

TOTAL CORPORATE BONDS (COST $4,998,295)                                  3,479,629              3,479,629                3,479,629

   STRUCTURED NOTES (0.2%)

--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------
   Korea (0.2%)

   Fixed Rate Trust Certificate 13.55% due 2/15/02 (p)             USD     343,805                343,805                  343,805
   (Issued y a newly created Deleware Business Trust,
   collateralized by triple A paper.  This trust certificate has a credit risk component linked to the value of a referenced security.  Korean Development Bonds, 1.875%
   2002.) (Cost $470,000)
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

TOTAL FIXED INCOME INVESTMENTS (COST $17,145,481)                       13,639,310             13,639,310   8,025,465   21,664,775

   WARRANTS (2.3%)

--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------
   Merrill Lynch - Kospi Call Warrants due 9/9/99                  US    2,571,541  2,675,640   5,247,181                5,247,181
   Performance linked to equity securities.  Redemption amount
   100% of the final closing price of the Korean Kospi 200 Index converted to the prevailing foreign exchange rate.
   (Cost $2,495,011)
   (Investment Management)
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

    REPURCHASE AGREEMENTS (8.2%)

--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------
   Dated October 30,1998 with State Street Bank & Trust Co.,             4,653,000              4,653,000                4,653,000
   due Novemeber 2,1998, for an effective yield of 5.30%,
   collateralized by $4,145,000 U.S. Treasury Notes, 6.50%
   due 5/15/05 (market value of collateral is $4,750,253,
   including accrued interest.) (Cost $4,653,000)
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------
   Dated October 30,1998 with State Street Bank & Trust Co.,
   due Novemeber 2,1998, for an effective yield of 5.30%,
   collateralized by $4,145,000 U.S. Treasury Notes, 6.50% due
   5/15/05 (market value of collateral is $4,750,253,
   including accrued interest.) (Cost $4,653,000)                                   9,141,000   9,141,000                9,141,000
--------------------------------------------------------------  ------- ----------  ---------  ----------   ---------    ----------

                           AIM DEVELOPING MARKETS FUND
                             AIM EASTERN EUROPE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                   (UNAUDITED)

                                         SHARES
    AIM          AIM       Pro Forma       AIM        Pro Forma
 Developing    Emerging    Combining     Eastern      Combining
   Markets      Markets                   Europe
                                                                       Dated October 30, 1998 with State Street
                                                                       Bank & Trust Co., due November 2, 1998, for
                                                                       an effective yield of 5.30%, collateralized
                                                                       by $4,905,000 U.S. Treasury Bonds, 7.125%
                                                                       due 2/29/00 (market value of collateral is
                                                                       $5,136,832, including accrued interest.)
                                          5,036,000     5,036,000      (Cost $5,036,000)
-----------   ---------    ---------      ---------     ---------      -------------------------------------------

                                      TOTAL INVESTMENTS (COST $117,236,708)- 101.9%
-----------   ---------    ---------  ---------------------------------------------
                                      LIABILITIES LESS OTHER ASSETS - (1.9)%
-----------   ---------    ---------  ---------------------------------------------
                                      NET ASSETS- 100.0%
===========   =========    =========  =============================================

                                                                       MARKET VALUE
                                                             AIM           AIM        Pro Forma        AIM           Pro Forma
                                                          Developing     Emerging     Combining       Eastern        Combining
                                                  Country   Markets       Markets                     Europe
     Dated October 30, 1998 with State Street
     Bank & Trust Co., due November 2, 1998, for
     an effective yield of 5.30%, collateralized
     by $4,905,000 U.S. Treasury Bonds, 7.125%
     due 2/29/00 (market value of collateral is
     $5,136,832, including accrued interest.)
     (Cost $5,036,000)                                                                                 5,036,000       5,036,000
------------------------------------------------  ------- -----------   -----------   -----------    -----------    ------------

TOTAL INVESTMENTS (COST $117,236,708)- 101.9%              90,220,411    95,678,089   185,898,500     46,744,968     232,643,468
------------------------------------------------  ------- -----------   -----------   -----------    -----------    ------------
LIABILITIES LESS OTHER ASSETS - (1.9)%                     (2,519,957)   (2,275,508)   (4,795,465)       354,578      (4,440,887)
------------------------------------------------  ------- -----------   -----------   -----------    -----------    ------------
NET ASSETS- 100.0%                                        $87,700,454   $93,402,581   181,103,035    $47,099,546    $228,202,581
================================================  ======= ===========   ===========   ===========    ===========    ============

         Notes to Schedule of Investments:

(a)  U.S. currency denominated.
(b)  Non-income producing security.
(c) Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
(d) At October 31, 1998, the Fund owned the following restriced securities constituting 3.2% of net assets which may not be publicly sold without registation under the Securites Act of 1933. Additional information on restricted securities is as follows:

                                                         Acquisition                                             Value
                                                            Date          Shares                   Cost         Per Share
     Baltic Republics Fund Ltd.                             9/2/94         9,000                  $900,000       $80.00
     Mezogazdasagi Gepgyarto                               2/26/97        40,000                   572,188        14.50
     Russian Telecommunications Development Corp.:
          Non-Voting                                      12/20/93        52,600                   526,000         2.46
          Voting                                          12/20/93        38,400                   384,000         2.46
     Technoimpex                                          11/22/90         1,400                 2,989,406         0.00

(e) Valued in good faith at fair value using procedures approved by the Board of Trustees.
(f)  Denominated in Deutsche Marks.
(g) Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(i)  Security denominated in Hong Kong Dollars.
(j) The coupon rate shown on floating rate note represents the rate at period end.
(k) The coupon rate shown on step-up coupon bond represents the rate at period end.
(l) All or part of the Fund's holdings in this security is segregated as collateral for extended settlement of derivatvie instruments.
(m) Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
(n) These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase of the Fund.
(o) The issuer's obligation is limited to paying the holder a maturity value based on the amounts that would have been paid to a direct holder of the referenced zero coupon government security. In August 1998, the Russian government announced a potential restructuring of its short-term debt. At that time, interest accruals ceased due to this uncertainty. Details of the restructuring have not been finalized.
(p)  Certain events may cause the contract to terminate prior to date shown.


     Abbreviations:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt




See Accompanying Notes to Pro Forma Combining Financial Statements.

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM EASTERN EUROPE FUND

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF
                             AIM EASTERN EUROPE FUND
                                 AUGUST 25, 1999


The undersigned hereby appoints Samuel D. Sirko and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of AIM Eastern Europe Fund, to be held on August 25, 1999 at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of AIM Eastern Europe Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF ALL OF THE PROPOSALS AND FOR THE ELECTION OF ROBERT
H. GRAHAM TO THE BOARD OF TRUSTEES.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


---------------------------------       ----------------------------------

---------------------------------       ----------------------------------

---------------------------------       ----------------------------------

-------------------------------------------------------------------------------

[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE


-------------------------------------------------------------------------------

                             AIM EASTERN EUROPE FUND

-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:
RECORD DATE SHARES:

Please be sure to sign and date this Date Proxy. [Date       ]





---------------------------------       ----------------------------------
Shareholder sign here                   Co-owner sign here


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR ALL OF THE PROPOSALS AND FOR THE ELECTION OF ROBERT H. GRAHAM TO THE BOARD OF TRUSTEES.




1. Approval of an Agreement and Plan of Reorganization and Termination providing for the reorganization of AIM Eastern Europe Fund into AIM Developing Markets Fund, a series of AIM Investment Funds.

                   FOR        AGAINST        ABSTAIN

                   [ ]          [ ]            [ ]


2.       Election of Robert H. Graham to AIM Eastern Europe Fund's Board of
         Trustees.


                   FOR        WITHHOLD

                   [ ]          [ ]


3. Ratification of the selection of PricewaterhouseCoopers LLP as AIM Eastern Europe Fund's Independent Public Accountants.

                   FOR        AGAINST        ABSTAIN

                   [ ]          [ ]            [ ]


4. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


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